                                                                    Exhibit 10.2

                               AGREEMENT FOR THE


                 PROVISION OF BILLING AND COLLECTION SERVICES


                     BY BELL ATLANTIC OPERATING COMPANIES




This Agreement for the Provision of Billing and Collection Services between the Bell Atlantic Operating Telephone Companies (Bell Atlantic - Pennsylvania, Inc., Bell Atlantic - Delaware, Inc., Bell Atlantic - New Jersey - Inc., Bell
Atlantic - Maryland, Inc., Bell Atlantic - Washington, D. C., Inc., Bell Atlantic - Virginia, Inc. and Bell Atlantic - West Virginia, Inc.) (hereinafter referred to collectively as "Bell Atlantic" and individually as ("BOC") and Telco Development Group, Inc. (hereinafter "Customer") (hereinafter "Agreement")
- -----------------------------
is entered into this 10th day of June, 1994.
                     ----        ----  ----

P-2                                                                  7/15/93

                               Table of Contents
                               -----------------

                                                                EXHIBIT
                                                                -------
Principal Agreement

Billing and Collection Services Requirements                       A

Rates and Charges                                                  B

Letter of Credit                                                   C

Bell Atlantic 700/900 Service Billing Policy                       D

Customer Tax Responsibility Letter                                 E

Billing Intermediary Amendment                                     F

Glossary                                                           G

Sub-Carrier Listing Requirement                                    H

Chapter 64 of Bell of Pennsylvania Requirements                    I

AIFP Service Agreement                                             J

P-3                                                                 7/15/93


                         AGREEMENT - TABLE OF CONTENTS

     I. Purpose of this Agreement . . . . . . . . . . . . . . . . . .  4
    II. Description of Contents . . . . . . . . . . . . . . . . . . .  4
   III. Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
    IV. Regulatory Considerations . . . . . . . . . . . . . . . . . .  5
     V. Description of Services . . . . . . . . . . . . . . . . . . .  5
    VI. Purchase of Accounts Receivable . . . . . . . . . . . . . . .  6
   VII. Audits. . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  VIII. Liability . . . . . . . . . . . . . . . . . . . . . . . . . .  8
    IX. Indemnification . . . . . . . . . . . . . . . . . . . . . . . 10
     X. Security. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
    XI. Non-Exclusivity . . . . . . . . . . . . . . . . . . . . . . . 11
   XII. Changes and Amendments. . . . . . . . . . . . . . . . . . . . 12
  XIII. Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
   XIV. Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . 12
    XV. Notice and Demands. . . . . . . . . . . . . . . . . . . . . . 12
   XVI. Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . 13
  XVII. Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . 13
 XVIII. Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 14
   XIX. Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . 14
    XX. Execute in Counterparts . . . . . . . . . . . . . . . . . . . 14
   XXI. Headings . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  XXII. Use of Billing Intermediary. . . . . . . . . . . . . . . . .  15
 XXIII. Bell Atlantic Calling Cards . . . . . . . . . . . . . . . . . 15
  XXIV. MINIMUM REVENUE OBLIGATION . . . . . . . . . . . . . . . . .  15
        Signatures . . . . . . . . . . . . . . . . . . . . . . . . .  16

P-4                                                                 7/l5/93

  I. PURPOSE OF THIS AGREEMENT
     -------------------------
     The purpose of this Agreement is to describe the terms and conditions under which Billing and Collection Services will be provided by Bell Atlantic to the customer.

 II. DESCRIPTION OF CONTENTS
     -----------------------
     The parties adopt the following documents appearing as exhibits to this contract:
       (1) Billing and Collection Services Requirements, attached hereto and incorporated herein as Exhibit A, and
       (2) Rates and Charges, attached hereto and incorporated herein as Exhibit B, and
       (3) Letter of Credit, attached hereto and incorporated herein as Exhibit C, and
       (4) Bell Atlantic 700/900 Service Billing Policy, attached hereto and incorporated herein as Exhibit D, and
       (5) Customer Tax Responsibility Letter, attached hereto and incorporated herein as Exhibit E, and
       (6) Billing Intermediary Amendment, attached hereto and incorporated herein as Exhibit F, and
       (7) Glossary of Terms, attached hereto and incorporated herein as Exhibit G, and
       (8) Sub-Carrier Listing Requirements, attached hereto and incorporated herein as Exhibit H, and
       (9) Bell of Pennsylvania Chapter 64 Requirements, attached hereto and incorporated herein as Exhibit I.

III. TERMS
     -----
     This Agreement shall become effective on the date of execution and remain in effect for five (5) years.

P-5                                                                 7/15/93

IV. REGULATORY CONSIDERATIONS
    -------------------------
    In the event of any conflict between provisions contained in this Agreement and the provisions of an effective tariff or regulatory requirements, the provisions of the tariff or regulatory requirements shall control. However, it is the intention of the parties that this Agreement, to the extent not in conflict with the provisions of an effective tariff or regulatory requirements, supplements the tariff or regulatory requirements, supplies necessary operational practices, and is to be construed to the extent possible in harmony with the tariff or regulatory requirements.

 V. DESCRIPTION OF SERVICES
    -----------------------
    Billing and Collection Services under this Agreement are the preparation and rendering of bills and collection of telecommunication related services charges on behalf of the Customer. The services include:
    - Pre-billing message investigation
    - Processing Customer rated messages for bill preparation
    - Maintenance for end user accounts that are located within the operating territory of Bell Atlantic (Maintenance includes the posting of charges, payments, adjustments and other activities required to maintain an accurate billing record)
    - Rendering of bills
    - Treatment of accounts, including the forwarding of collection notices and other collection steps that may be required
    - Inquiry service involving answering end user questions about charges for Customer services and negotiating adjustments to end user accounts

P-6                                                                 7/15/93

     Charges for products and services other than telecommunication transmission services provided by the Customer will be billed by Bell Atlantic at Bell Atlantic's discretion. In addition, the Bell Atlantic 700/900 Service Billing Policy, Exhibit D, will apply to the billing of Adult and GAB Programs offered through the Customer's 700 or 900 service.

 VI. PURCHASE OF ACCOUNTS RECEIVABLE
     -------------------------------
     At its discretion, Bell Atlantic may purchase from the Customer its accounts receivable that arise from messages received by Bell Atlantic to be billed to the Customer's end users. The purchase of accounts receivable will be limited to amounts due to Customer when Bell Atlantic provides Billing and Collection Services for the Customer.

     Bell Atlantic's purchase, if any, of a Customer's accounts receivable shall be with recourse, adjustments, payment procedures and interest penalties, as set forth in Exhibit A, Billing and Collection Services Requirements.

VII. AUDITS
     ------
  A. Notice, Scope and Frequency
     ---------------------------
     Upon written notice to Bell Atlantic, the Customer or its authorized representative shall have the right to commence an audit. The scope of the audit will be mutually agreed to by the parties to this Agreement. The notice of audit shall identify the requested date upon which it is to commence, the projected completion date, the geographic location to be audited, the Customer representatives, the purpose and subject matter of the audit and the material to be reviewed.

P-7                                                                 7/15/93

     The notice of audit shall be directed to the Bell Atlantic representatives at the address set forth in the NOTICE AND DEMANDS, Paragraph XVI, or to such other address as Bell Atlantic may from time to time stipulate. Within thirty (30) days from the receipt of the notice, the specific items of information to be audited and the date of the commencement of the audit shall be mutually agreed upon. Generally the commencement date shall be no greater than forty-five (45) days from the date of the agreement.

     No more than one audit may be conducted in any twelve (12) month period during the term of this Agreement. Audits shall be conducted during normal business hours and shall be of such records and accounts as may, under Bell Atlantic recognized accounting practices, contain information bearing upon
     (1) the amount being billed to the Customer's end users by Bell Atlantic as part of its provisioning of Billing and Collection services, (2) the charges to the Customer therefore, and (3) the charges for other services provided by Bell Atlantic pursuant to this Agreement.

  B. Expenses
     --------
     Each party shall bear its own expenses associated with the conduct of the audit, except that special requirements, including but not limited to, special data extractions required by the Customer to conduct the audit, will be paid by the Customer. For the purpose of this subsection, a "special data extraction" means programming and computer time required to program and run, at the Customer's request, an extraction of data which is not currently maintained or reported by Bell Atlantic and which the Customer specially requests for the conduct of the audit. Special data extractions shall be subject to Time and Cost Estimate procedures as set forth in Exhibit A.

P-8                                                                 7/l5/93

   C. Adjustments
      -----------
      Adjustments to Customer revenues or to Bell Atlantic's Billing and Collection charges shall be made to correct errors or omissions disclosed by the audit, and will follow the claims process established under this Agreement.

   D. Handling of Materials
      ---------------------
      Materials of Bell Atlantic reviewed by the Customer in the course of the audit, shall be deemed confidential. Their use by the Customer shall be limited to the conduct of the audit and the preparation of a report for appropriate distribution by the Customer to those within its organization who need to know the results of the audit.

VIII. LIABILITY
      ---------
      Bell Atlantic's liability for Billing and Collection Service shall be as follows:

        A. When the Customer furnishes Bell Atlantic messages or other billing detail for Billing and Collection Services as provided under this Agreement, the Customer shall retain a copy of the detail for ninety
           (90) days from the date received by Bell Atlantic.

        B. If Bell Atlantic discovers an error or omission in the Customer furnished data, Bell Atlantic will notify the Customer within ninety
           (90) days. If the Customer fails to provide the necessary correct data in the time period which will allow Bell Atlantic to bill the appropriate end users within the time limits permitted by law or regulation, Bell Atlantic will have no liability for any damages arising from failure to provide Billing and Collection Services to the affected end users.

P-9                                                                 7/15/93

        C. If Customer billing detail is not available because Bell Atlantic lost or damaged records or incurred processing system outages, Bell Atlantic will attempt to recover the lost Customer billing detail. If the lost or damaged Customer billing detail cannot be recovered, the Customer will be asked to resupply the Customer Billing detail. If the Customer has not complied with the retention requirements, Bell Atlantic will have no liability.

           If the Customer has complied with the retention requirements of Paragraph A above and cannot resupply the detail, Bell Atlantic will estimate the volume of lost Customer billing detail and associated revenue based on previously known values. In such events, the extent of Bell Atlantic's liability shall be limited to the granting of a special settlement adjustment to account for the unbillable revenue.

        D. If Bell Atlantic finds, or is notified within forty-five (45) days of the end user bill date, an error in billing to an end user, it will make a reasonable effort to correct the error and bill the appropriate end user within the limits permitted by the laws of the jurisdiction in which it provides the service. If the error is caused by Bell Atlantic and Bell Atlantic cannot bill the proper end user, the extent of Bell Atlantic's liability for damages will be the known amount misbilled or when the amount misbilled is unknown, limited as set forth in Paragraphs B and C preceding.

P-10                                                                7/15/93

        E. IN THE ABSENCE OF WILLFUL MISCONDUCT, BELL ATLANTIC SHALL HAVE NO LIABILITY FOR DAMAGES TO THE CUSTOMER TO ANY OTHER PERSON OR ENTITY OTHER THAN AS SET FORTH IN PARAGRAPHS B, C AND D.

IX. INDEMNIFICATION
    ---------------
    Bell Atlantic shall be indemnified, defended and held harmless by the Customer against any claim, loss, liability or damage (including reasonable attorney's fees) relating to or arising from the Customer's use of services offered in this Agreement or claims arising out of any act or omission of the Customer in the course of using services provided pursuant to this Agreement.

 X. SECURITY
    --------
    Bell Atlantic may, at its discretion, require a Customer who has a proven history of late payments or who does not have established credit, to make a deposit, make an advance payment or secure a Letter of Credit.

     A. Letter of Credit
        ----------------
        The Letter of Credit will be authorized from a recognized commercial bank in the amount that will cover one year's Minimum Annual Revenue Obligation as described in Exhibit B, Rates and Charges. The Letter of Credit may be revised to reflect only the annual usage charges one year after billing service implementation and receipt of payment for the initial start-up charges. The Letter of Credit will appear as Exhibit C of this Agreement.

P-ll                                                                7/15/93

    B. Advance Payment
       ---------------
       The Advance Payment will be made to Bell Atlantic prior to the processing of the service request. The funds requested will be for one year's Minimum Annual Revenue Obligation as described in Exhibit C, Rates and Charges. The monies collected will be applied toward the first bill rendered.

    C. Deposit
       -------
       A deposit will be requested in the amount to cover one year's Minimum Annual Revenue Obligation described in Exhibit B, Rates and Charges. The fact that a deposit has been made in no way relieves the Customer from the prompt payment of bills. At such time as the provision of the service to the Customer is terminated, the amount of the deposit and interest will be credited to the Customer's account and any credit balance which remains will be refunded. The deposit and interest may also be refunded or credited to the Customer's account when Bell Atlantic is satisfied the Customer has established proper credit. Interest on deposits will be paid at the same percentage as set forth in the current access tariffs.

XI. NON-EXCLUSIVITY
    ---------------
    Nothing in this Agreement shall be construed as limiting the ability of Bell Atlantic to offer the same or similar services to any other person or organization.

P-12                                                                7/15/93

 XII. CHANGES AND AMENDMENTS
      ----------------------
      Bell Atlantic may change the terms and conditions and rates and charges contained in this Agreement and Exhibits hereto upon providing one hundred twenty (120) days written notice to the Customer.
      Notwithstanding any provisions to the contrary, however, changes required by regulatory or judicial authority shall be effective as directed by that authority.

XIII. WAIVERS
      -------
      No amendment or waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of party to strictly enforce any term, right or condition of the Agreement shall be construed as a waiver of such term, right or condition.

 XIV. ASSIGNMENT
      ----------
      Any assignment by the Customer of any right, obligation or duty, in whole or in part, or of any other interest hereunder, without the written consent of the BOC shall be null and void.

  XV. NOTICE AND DEMANDS
      ------------------
      Except as otherwise provided under this Agreement, all notices, demands or requests which may be given by either party to the other party shall be in writing and shall be deemed to have been duly given on the date delivered in person or deposited, postage prepaid, in the United States mail via Certified Mail, return receipt requested, and addressed as follows:

P-13                                                                7/l5/93

        TO BELL ATLANTIC:
        -----------------
          Bell Atlantic Network Services, Inc.
          Director of Sales and Marketing
          Carrier Marketing and Sales
          8251 Greensboro Dr., 10th floor
          McLean, VA 22102

        TO CUSTOMER:
        ------------
          (Customer Location)

      If personal delivery is selected as the method of giving notice under this section, a receipt of such delivery shall be obtained. The address to which such notices, demands, requests, elections or other communications is to be given by either party may be changed by written notice given by such party to the other party pursuant to this Article.

 XVI. FORCE MAJEURE
      -------------
      Bell Atlantic shall not be held liable for any delay or failure in performance of this Agreement from any cause beyond its control, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts of omission or commission by third parties.

XVII. THIRD-PARTY BENEFICIARIES
      -------------------------
      This Agreement shall not provide any person not a party to this Agreement with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

P-14                                                                7/15/93

XVIII. GOVERNING LAW
       -------------
       This Agreement shall be governed by the laws of the state where the service is provided.

 XIX. ENTIRE AGREEMENT
      ----------------
      This Agreement and any Exhibits attached hereto, and any Attachments or Schedules attached thereto, constitute the entire understanding between the parties and supersedes all prior understandings, oral or written representation, statements, negotiations, proposals and undertaking with respect to the subject matter hereof. The parties acknowledge that this Agreement contains commercially confidential information which may be considered proprietary by either or both parties, and agree to limit distribution of the Agreement to those individuals in their respective organizations with a need to know the contents of the Agreement. The parties further agree to seek commercial confidential status for the Agreement with any regulatory commission with which the Agreement must be filed, to the extent such a designation can be secured.

  XX. EXECUTED IN COUNTERPARTS
      ------------------------
      This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.

 XXI. HEADINGS
      --------
      The headings in this Agreement are for convenience and shall not be construed to define or limit any of the terms herein or affect the meanings or interpretation of this Agreement.

P-15                                                                7/15/93

 XXII. USE OF BILLING INTERMEDIARY
       ---------------------------
       Customer, at its option, may receive the Billing and Collection Services provided under this Agreement through a third party billing intermediary, as described in the Blanket Agency Agreement and Exhibit F.

XXIII. BELL ATLANTIC CALLING CARDS
       ---------------------------
       Customer may use Bell Atlantic Calling Cards to charge telecommunications services provided by Customer only in accordance with the terms and conditions described in Exhibit A, Section 2.10.

 XXIV. MINIMUM REVENUE OBLIGATION
       --------------------------
       The Customer will be required to pay Bell Atlantic a Minimum Annual Revenue Obligation each year of the five year agreement as detailed in Exhibit B, Rates and Charges.

P-16                                                                7/15/93

WITNESS WHEREOF the parties have entered into this Agreement as of the date first written above.

Telco Development Group, Inc.
- -----------------------------
     (Customer Name)

      By:    /s/ Henry G. Luken
             --------------------------------------------------------------
                 (Signature)

      Name:  Henry G. Luken, III
             ------------------------------------------------------------

      Title: Chairman
             -----------------------------------------------------------

      Date:  June 8, 1994
             ------------------------------------------------------------

BELL ATLANTIC NETWORK SERVICES, INC.
- ------------------------------------

      By:    /s/ Patrick A. Hanley
             --------------------------------------------------------------
                 (Signature)

      Name:  Patrick A. Hanley
             ------------------------------------------------------------

      Title: President - Carrier Services
             -----------------------------------------------------------

      Date:  June 10, 1994
             ------------------------------------------------------------

A-l                                                            7/15/93

                                                                    EXHIBIT 10.2

EXHIBIT A:
- ----------
                              SERVICE REQUIREMENTS
                              --------------------
                                     INDEX
                                     -----

Section   Title                                                            Page
- -------   -----                                                            ----
1.0  General                                                                 A-2
  1.1     Service Description                                                A-2
  1.2     Bell Atlantic Responsibilities                                     A-2
  1.3     Customer Responsibilities                                          A-3
  1.4     Data Retention                                                     A-3
  1.5     Reprovision of Data                                                A-3

2.0  Services Provided                                                       A-4
  2.1     End User Account Maintenance                                       A-4
  2.2     Customer Account Maintenance                                       A-4
  2.3     Message Billing                                                    A-5
  2.4     Payment/Adjustment/Remittance Processing                           A-6
  2.5     Treatment                                                          A-6
  2.6     Denial of Service                                                  A-7
  2.7     Final Bill Collection                                              A-7
  2.8     Inquiry Support services                                           A-7
  2.9     End User Bill Format                                               A-9
  2.10    Bell Atlantic Card Billing Service                                A-10
  2.11    Miscellaneous Charge Record                                       A-10
  2.12    Account Information for Fraud Prevention                          A-11

3.0  Settlement Terms to Cust. for Receivables Purchased                    A-15
  3.1     Amount Due Customer                                               A-15
  3.2     Settlement of Disputed File Receipt Amount                        A-21

4.0  Settlement to Bell Atlantic for Services Rendered                      A-23

  4.1     Amount Due Bell Atlantic for Billing Services                     A-23
  4.2     Disputed Billing and Collection Service Amount                    A-25

5.0  Billing Changes                                                        A-27
  5.1     Customer Requests                                                 A-27
  5.2     Types of Billing Change Requests                                  A-27
  5.3     Implementation Issues                                             A-28
  5.4     Compensation                                                      A-29
  5.5     Bell Atlantic Billing Errors                                      A-29
  5.6     Right of Refusal                                                  A-29

6.0  Taxes                                                                  A-30
  6.1     Filing of Taxes                                                   A-30
  6.2     Taxes Billed and Collected by the BOC                             A-30
  6.3     Tax Liability                                                     A-30
  6.4     End User Tax Status                                               A-31
  6.5     Customer Tax Information Provided by the BOC                      A-31
  6.6     Billing of Taxes                                                  A-32
  6.7     Indemnification by Customer                                       A-32

A-2                                                           7/15/93

1.0  General
     -------

1.1  Service Description
     -------------------

     Billing and Collection Service is a service where rated Customer messages are posted to and listed on the bill rendered to an end user by Bell Atlantic at the request of the Customer. Bell Atlantic may also bill charges other than message details for the Customer. The Customer may purchase inquiry for all or a portion of the messages for which Bell Atlantic performs Billing and Collection Service. In Pennsylvania, the provision of this service is subject to Pa. Chapter 64 Guidelines. Bell Atlantic will only provide Billing and Collection service for rated Customer messages and other Customer charges posted to end user accounts located within the territory of Bell Atlantic. Bell Atlantic will not establish an end user account solely for billing of Customer services. Customers will be responsible for providing only legal messages to be billed.

1.2  Bell Atlantic Responsibilities
     ------------------------------

     When Billing and Collection Service is ordered by the Customer, Bell Atlantic, consistent with its billing practices, will:

     o Clarify details of the Exchange Message Interface (EMI) format as determined by Bellcore for the messages to be billed.

     o    Post the rated messages to the end user account.

     o    Prepare and mail statements of the amount due to the end user.

     o Collect monies from the end user for service furnished by the Customer.

     o Pursue collections of end user accounts for delinquent or unpaid amounts.

     o    Post credits and adjustments to the end user accounts.

     o Arrange with the Customer to accept end user adjustments to change end user account balance due.

     o Perform pre-billing message investigation to secure proper account information prior to the preparation of the end user bills.

A-3                                                          7/15/93

1.3  Customer Responsibilities
     --------------------------

     The Customer will:

     o Limit the number of billing files/tapes sent from the Customer to Bell Atlantic to 25 files/tapes per month. Bell Atlantic will charge $500 per file for each file/tape in excess of 25 per calendar month.

     o    Provide rated messages, i.e., complete toll detail plus rate.

     o    Format the messages in the standard EMI format.

     o    Include the end user working line number to be billed in each message.

     o Be responsible for collecting all end user balances due which were incurred prior to the start of the Agreement.

     o    Satisfy requirements of appropriate regulatory bodies.

1.4  Data Retention
     --------------

     All data associated with the invoicing of Customer messages will be retained by Bell Atlantic for the length of time used by Bell Atlantic for retention of its own billing information.

1.5  Reprovision of Data
     -------------------

     In the event the Customer requests data that has previously been provided by Bell Atlantic, the data, if available, will be reprovided to the Customer at a charge.

A-4                                                           7/15/93

2.0  Services Provided
     -----------------

2.1  End User Account Maintenance
     ----------------------------

2.1.1 When Billing and Collection Service is requested by the Customer, Bell Atlantic will maintain end user accounts for all Customer messages of end users for which it has billing responsibilities.

2.1.2 The rated Customer messages must be in the standard EMI format and delivered to the locations specified by Bell Atlantic.

2.1.3 Customer provided rated message data must identify the end user working line number to be billed.

2.1.4 Rated Customer messages which Bell Atlantic cannot bill will be investigated. Upon completion of the investigation the billable messages will be posted and the appropriate charges will apply, Messages determined to be unbillable will be returned to the Customer.

2.1.5 Subject to the processing requirements of Bell Atlantic, the End User Account File will contain standard information such as, but not limited to:
          1. Billing telephone number

          2. Status of line (active, final, etc.)

          3. Effective Date of line status

          4. Class of Service

2.1.6 The End User Account File is structured so that standard billing periods and billing account sequencing can accomplish the billing of Customer revenues in a manner consistent with Bell Atlantic service measurement criteria.

2.2  Customer Account Maintenance
     ----------------------------

2.2.1 Bell Atlantic will provide Account Maintenance Service for all categories of information required to maintain the integrity of information pertaining to Customer revenue.

A-5                                                           7/15/93

2.2.2 Bell Atlantic will accept billing service orders via a mutually agreeable manual or mechanized interface and process them through Bell Atlantic systems in a timely manner consistent with Bell Atlantic requirements.

2.3  Message Billing
     ---------------

2.3.1 Message Billing is the receiving of Customer messages, posting them to the specific end user's account, and the rendering of bills, i.e. the preparation and mailing of Statements of the amounts due from the end user for Customer message billed services.

2.3.2 Bell Atlantic will bill rated Customer messages to the appropriate end user accounts. Bell Atlantic will make adjustments to end user balances due 1) as a result of the credits authorized by the Customer if Inquiry Service is not purchased or 2) according to existing Bell Atlantic Inquiry Guidelines if Inquiry is purchased.

2.3.3 Bell Atlantic will provide Message Billing Services to the Customer for Customer messages regardless of the message call date as long as the age of the message is within reasonable limitation periods as determined by Bell Atlantic or regulation. A Delayed Message charge will apply to messages received that are over ninety (90) days from the date of the call to receipt by each BOC.

A-6                                                           7/15/93

2.4   Payment, Adjustment and Remittance Processing
      ---------------------------------- -----------

2.4.1 Bell Atlantic will provide Payment, Adjustment and Remittance Processing as an integrated feature of Message Processing Services for all subscribers for which Bell Atlantic provides Bill Rendering Services for the Customer. Bell Atlantic may purchase the Customer accounts receivable. The purchase of the Customer accounts receivables will include the provision of recourse for disputed Customer charges, including taxes. Bell Atlantic will, as a portion of the Payment and Remittance Processing Services supplied to Customer, use existing Bell Atlantic methods and procedures to support payment and remittance, treatment, denial and collection services, to the extent allowed by law or regulation and deemed appropriate by Bell Atlantic.

2.4.2 Bell Atlantic will apply all cash transactions to a single balance due on an end user account. Specified application of cash will not be permitted except where mandated by appropriate regulatory authorities.

2.4.3 Adjustment transactions will be processed by Bell Atlantic against a single balance due on an end user account.

2.4.4 If an end user sends a check to Bell Atlantic for processing and the check is payable to the Customer, Bell Atlantic will not process the payment but will return it to the end user.

2.5 Treatment
    ---------

2.5.1 Bell Atlantic will provide treatment services, to the extent permitted by law or regulation, in an attempt to control or collect appropriate outstanding balance due amounts for high current toll or previously billed end user charges.

2.5.2 Treatment services will be provided consistent with the treatment of Bell Atlantic charges.

A-7                                                           7/15/93

2.6  Denial of Service
     -----------------

2.6.1 Bell Atlantic will, at its discretion, provide denial of service, restricting end user access to the network, to the extent allowed by law or regulation, in cases of insufficient payment of end user bills.

2.6.2 The procedures used by Bell Atlantic to determine denial status will utilize a single balance due amount, unless otherwise mandated by a regulatory agency.

2.7  Final Bill Collection
     ---------------------

2.7.1 Final Bill Collection procedures utilized by Bell Atlantic will be the vehicle to obtain past due end user revenue on disconnected accounts. These activities will begin following treatment on active accounts. It may include writing off an account as uncollectible and referral of the account to an outside collection agency.

2.8  Inquiry Support Services
     -------------------------

2.8.1 Billing and Collection Services can be ordered with or without inquiry except in Pennsylvania where the provision of the services are subject to Pa. PUC Chapter 64 Guidelines. If inquiry service is ordered, the Bell Atlantic will provide the service to 'the Customer to support the verbal or written informational exchanges initiated by Customer end users. Bell Atlantic will provide inquiry procedures upon Customer request.

2.8.2  Inquiry Not Purchased
       ---------------------

       When inquiry is not purchased, all contacts from end users concerning the Customer billed amounts will be referred to the Customer. The Customer shall furnish to Bell Atlantic written instructions concerning where inquiries are to be directed and provide a toll free number to Bell Atlantic for referring end user inquiries. In Pennsylvania, the provision of this service is subject to Pa. PUC Chapter 64 Guidelines:

A-8                                                            7/15/93

2.8.3   Bell Atlantic's Responsibility When Inquiry is Not Purchased
        ------------------------------------------------------------
        Bell Atlantic will be responsible for answering questions from end users when Billing and Collection Services have been purchased without inquiry concerning:

        o  Balance due
        o  Tax exemption
        o  Refusal to pay Federal taxes
        o  Payment application
           o  Timeliness of the BOC invoice

2.8.4  Customer's Responsibility When Inquiry is Not Purchased
       ---------------------------------------------------------
       The Customer is responsible for responding to all inquiries except those noted in 2.8.3 above.

2.8.5  Inquiry Purchased
       -----------------

       When inquiry is purchased, Bell Atlantic will be responsible for contacts and arrangements with the end user concerning billing, collecting and the crediting and adjusting of the Customer's services charges (except prior Customer balance due from end users). Procedures will be followed as defined in the Bell Atlantic Inquiry Guidelines or in the Pa. PUC Chapter 64 Guidelines.

2.8.6  Recourse
       --------

       When Bell Atlantic has purchased the Customer's accounts receivable, Bell Atlantic may recourse disputed amounts to the Customer in connection with a billing dispute between the Customer and the end user. Bell Atlantic will make appropriate adjustments to the Customer's Accounts Receivable Settlement following Bell Atlantic Inquiry Guidelines.

A-9                                                           7/15/93

2.9   End User Bill Format
      --------------------

2.9.1 Bell Atlantic will make a reasonable, good faith effort to display Customer charge elements on the BOC integrated end user bill based on specifications provided by the Customer to Bell Atlantic. Bell Atlantic will consider implementation of current or future Customer bill display specifications consistent with the then current BOC bill format specifications and policy, technical capabilities, and regulatory constraints. Customer charges will be reflected in the total amount due on the bill.

2.9.2 At the Customer's request, when possible and at the Logo Implementation rate, the Customer corporate logo may be displayed on the Customer pages of the end user bill. The Customer's name will be printed on each detail page, as well as on the sub-totaled line showing total charges.

2.9.3 The integrated bill may contain one payment document, with one total amount due, and one return envelope.

2.9.4 Customer contact number(s) will be displayed on the Customer portion of the end user bill unless otherwise mandated by a regulatory agency. If inquiry is purchased the BOC contact number will be displayed for bill inquiries.

2.9.5 Bell Atlantic will provide page numbering according to current BOC specifications. Bell Atlantic reserves the right to determine page numbering.

2.9.6 A disclaimer disavowing any BOC responsibility for the Customer rates charged may appear on the Customer bill page.

A-10                                                         7/15/93

2.10 Bell Atlantic Card Billing Service
     ----------------------------------

     Bell Atlantic Card Billing allows a holder of a Bell Atlantic Card to charge telecommunications services provided by the Customer to the holder's Bell Atlantic card. Bell Atlantic will only bill Bell Atlantic Card calls that have been validated through Bell Atlantic's Line Information Database
     (LIDB), either directly or through a hub provider. In order to insure validation, indicator #17 on the EMI record must be appropriately populated. If the customer chooses to participate in this service, the customer agrees that they will forward all Bell Atlantic Card calls (messages) to Bell Atlantic for Billing under the terms of this agreement.

2.11 Miscellaneous Charge Record
     ---------------------------

2.11.1 The Miscellaneous Charge record is a Standard EMI (42-50-01) record that allows the Customer to bill for recurring and nonrecurring telecommunications charges. This record may be used to bill non-usage related Customer charges and does not contain billable message information such as Called-To and Originating-From numbers or connect time. This record may be used by the Customer to bill service subscription fees, CPE charges, network access fees and other non-usage related telecommunications services. The charges will display as a separate portion at the end of the toll detail area of the Customer's bill and appear as "Miscellaneous Charges."

2.11.2 Use of the Miscellaneous Charge Record is subject to regulatory approval and requirements in each Bell Atlantic jurisdiction. Bell Atlantic will review the Customer's planned use of this record to verify the charges are telecommunications related and conform to the Bell Atlantic billing policy.

A-11                                                          7/15/93

2.11.3 Bell Atlantic will build an upfront table for the Customer identifying each Miscellaneous Charge type to be billed, i.e. subscription fee, hospital fees, fax services, etc. This table will allow Bell Atlantic to properly book the revenue and inform the Bell Atlantic business office of what services are being billed.

2.12 Account Information for Fraud Prevention Service (AIFP)
     -------------------------------------------------------

2.12.1 Account Information for Fraud Prevention (AIFP) Service is an optional service that provides the Customer with specific account information on a live, verbal basis. The selected end user account information will be provided for those end-user accounts PICed to the Customer, or an account that has "current" casual caller usage. "Current" is defined as that call detail residing on Bell Atlantic's Business Office Support System (BOSS) or equivalent. Call detail resides on BOSS for usually up to 2 months after billing. This service is initiated by the completion of the service agreement (Exhibit J).

2.12.2    AIFP provides the following end-user account detail:

          A.   Verification on Working Number/Billing number (WTN/BTN)

          B.   Type of service: Non-Pub, Non-List

          C.   Installation date/disconnect date of local service

          D.   Adjustment amounts/dates, posting information

          E.   Billing Name and Address

          F.   Subscription to Call Forwarding: Custom calling and Remote

          G.   Disconnect Reason: including forwarding address and new Number

          H.   BA IQ card (BOC Card): date of issuance and cancellation

          I.   Toll restriction: Third party, Collect, One-Plus

          J.   Denial for Non-payment status

          K.   700/900 blocking status: when installed, who initiated

          L.   Class of Service: Business, Residence, Coin

          M.   Customer Code

          N. Return Call Information: to help sustain charges (to-number must be within the BA region)

A-12                                                         7/15/93

          0.   Carrier's Balance Due: current and overdue

          P.   Social Security Number

          Q.   Can be Reached Number

2.12.3 End-user account information will be provided by the IPOC located within the jurisdiction that handles the account in inquiry. Locations, jurisdictions served, hours of operation and telephone number of each Bell Atlantic IPOC are as follows:

               Pittsburgh,  PA
               ---------------
               Bell of Pennsylvania, Diamond State, and the C&P Companies of Washington, Maryland, Virginia and West Virginia
               Hours: 9 a.m. to 4:30 p.m.
               Telephone Number: (412) 633-3498

               Newark, NJ
               ----------
               New Jersey Bell
               Hours:  8 a.m. to 4:30 p.m.
               Telephone Number: (201) 649-8393

2.12.4 Bell Atlantic will issue a unique password to the Customer upon request to purchase this service. The Customer shall be solely responsible for safeguarding the password, and must take appropriate steps to protect the use of this password. The customer agrees to limit access to the password to those individuals in their respective Fraud Investigation and Customer Service Center organizations with a need for such access.

2.12.5 When a call is placed to the IPOC by the Customer, the Customer's representative must provide the IPOC with the appropriate company password. Once the password has been confirmed by the IPOC and it is verified that the end-user account in question is either PICed to the Customer or has current usage, the requested information will be verbally provided to the Customer. Formal documentation will not be provided.

A-13                                                         7/15/93

2.12.6 Should the number of Customer AIFP calls to the IPOC increase significantly, Bell Atlantic may increase the monthly fee for each IPOC proportionately by giving thirty (30) days written notice to the Customer.

2.12.7 Either Party may terminate this service by giving the other Party at least thirty days advance written notice of such termination.

2.12.8 The information provided to the Customer under this Agreement is the proprietary unpublished copyrighted information of Bell Atlantic. Nothing in the Agreement will be deemed to convey to Customer an ownership interest in or title to the information. Customer may utilize the information only for fraud prevention and investigation and for collection of accounts due (to the extent Customer is permitted to engage in collection activities under the Billing and Collection Agreement). Customer may not reproduce the information in any form, or use the information provided for any other purpose. The information shall be destroyed upon the termination, cancellation or expiration of this Agreement.

          The Customer agrees to safeguard the information provided and prevent its unauthorized disclosure. The Customer also agrees to limit access to the information provided hereunder to those Customer employees in its Fraud Investigation and Customer Services organizations with a need to know.

2.12.9 In addition to all other rights or remedies provided in law, equity, or otherwise, Bell Atlantic reserves the right to terminate this Agreement immediately if Customer fails to comply with the provisions regarding use of the information.

A-14                                                         7/15/93

2.12.10   LIMITATIONS OF LIABILITY
          ------------------------
          BELL ATLANTIC MAKES NO WARRANTY, EXPRESSED OR IMPLIED, OF ANY NATURE WHATSOEVER WITH RESPECT TO THE SERVICE OR ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BELL ATLANTIC WILL NOT BE LIABLE FOR ANY LOSS, COST, CLAIM, INJURY, LIABILITY, OR EXPENSE RELATED TO, OR ARISING OUT OF THE SERVICE, INCLUDING BUT NOT LIMITED TO SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, WHETHER SUCH CLAIM IS BASED IN CONTRACT, TORT, OR OTHERWISE.

A-15                                                     7/15/93

3.0  Settlement to Customer for Receivables Purchased
     ------------------------------------------------

     The timing, format and descriptions of the settlement reports provided as part of the Billing and Collection Service are as defined in the "Overview of the Accounts Receivable on a File Receipt Basis". This overview package will be provided to the Customer upon request.

3.1  Amount Due Customer
     -------------------
3.1.1     Formula For Calculation of Amount Due Customer
          ----------------------------------------------
          Bell Atlantic will use the following formula for the calculation of the dollar amount due Customer for the possible purchase of accounts receivable:

               Total File Receipt Revenue
               +   Taxes
               +   Adjustments
               -
               -   Unbillables
               ----------------
               =   Total A/R Subject to Bad Debt
               -   Uncollectible Bad Debt Allowance
               +   Monthly Uncollectible True-up
               -
               +   Special Settlement
               -
               ------------------------------------
               =   Amount Due Customer

Where:
     A. Total File Receipt Revenue is the amount of revenue associated with the Customer billing detail received from the Customer to be lawfully billed to Customer's end users by Bell Atlantic for Customer services. A Total File Receipt Amount will be determined for each rated file received from the Customer.

     B. Taxes are the amounts that are billed according to the provisions of this Agreement.

A-16                                                        7/15/93

     C.   Adjustments are amounts which may be classified as follows:

               1)   End user adjustments - Bell Atlantic will add to or subtract
                    --------------------
                    from the Total Current Amount billed, the amounts that Bell Atlantic adds to or removes from (adjusts) the end user balances due. These adjustments may be either uncollectible direct (uncollectibles on live accounts) or adjustments to correct charges.

               2)   Recourse adjustments - Recourse adjustments are Bell
                    --------------------
                    Atlantic initiated adjustment amounts to end user balances caused by Customer/end user disputed charges.

     D. Unbillables are messages which cannot be billed by Bell Atlantic and are returned to the Customer.

     E. Total A/R Subject to Bad Debt = Total File Receipt Revenue + Taxes + Adjustments - Unbillables.
          -

     F. Uncollectible Bad Debt Allowance is an amount deducted from Total AR Subject to Bad Debt to compensate for anticipated losses resulting from the failure of end users to pay for final bill amounts due. Derivation of the Uncollectible Bad Debt Allowance is defined in paragraph 3.1.2.

     G. Monthly Uncollectible True-up is an amount due to/from Customer as a result of the retroactive adjustment of a previously deducted uncollectible estimate (allowance) using more accurate uncollectible data associated with the original billing.

     H. Special Settlement Adjustments - For each file receipt purchase, Bell Atlantic may add to-subtract from the Total A/R Subject to Bad Debt, Settlement Amounts Due to/from Customer as a result of revenue claims and/or prior billing period errors. This activity may or may not initiate end user billing activity.

A- 17                                                           7/15/93

     I. Amount Due Customer represents the Net Purchase Amount for Accounts Receivable, if applicable.

3.1.2     Uncollectible Bad Debt Allowance
          --------------------------------
          For each file received, Bell Atlantic will subtract from the New Current Amount Received a discount for uncollectibles. A file is a collection of the rated messages received from the Customer on any given day. The uncollectible bad debt allowance is an allowance which estimates, in conjunction with current billing activity, future uncollectible final accounts which result from the failure of end users to pay for billed Customer services revenues. The allowance will be calculated based upon the application of a monthly bad debt discount factor to each current file receipts Total A/R Subject to Bad Debt.

          The Customer discount factor (calculated to the nearest 1/1000) is updated monthly based upon Bell Atlantic's analysis either through an apportionment study or on an actual basis of billing history on written off final end user balances, net of adjustments to accounts for any payments received by Bell Atlantic for outstanding final bill amounts that were declared uncollectible, deposits (where regulatory agencies permit collection of deposits to secure charges) held by Bell Atlantic for services provided to the end users where final bills have been rendered, and any adjustments pertaining to the account.

          The factor is calculated using data from Customer and includes realized uncollectibles as determined by the BOC, divided by the Twelve (12) cumulative months of Total A/R Subject to Bad Debt which are associated with these realized uncollectibles based on the number of uncollectible reserve months used. This updated factor will be used to discount future purchases. Apportionment percentages or amounts used to determine Customer realized uncollectibles will be based on Customer proportion of charges back to and including the first bill not paid in full for those Customer accounts written off during the month.

A-18                                                                     7/15/93

          For the period of time prior to the development of the updated factor, the discount factor will be calculated using data from all Bell Atlantic customers.

          Bell Atlantic is in the process of implementing billing system changes that will allow Bell Atlantic to calculate current month Customer specific Bad Debt allowances. Bell Atlantic reserves the right to convert Customers to their own specific current month Bad Debt Allowance upon providing thirty (30) days written notice to the Customer.

3.1.3     Uncollectible True-up
          ---------------------
          The Uncollectible true-up will be performed monthly. The bad debt allowance originally withheld will be retroactively adjusted in the month determined by the number of uncollectible reserve months (average period between BOC billing and final uncollectible write-off) from the original purchase. The true-up amount will be based upon the difference between the estimated uncollectible bad debt allowance originally withheld and a recalculated bad debt amount based on current uncollectible data. The true-up amount will be added to/subtracted from the current month's purchase of accounts receivable settlement. Upon termination of the Billing and Collection Agreement with the customer, the final true-up will be based on the current number of uncollectible reserve months for the BOC.

          Bell Atlantic calculates each Customer's Bad Debt true-up by dividing the total realized Bad Debt of the Customer by the total Purchase of Accounts Receivable of all Bell Atlantic billing Customers.

A-19                                                          7/15/93

3.1.4     Billing Detail
          --------------
          A Statement of Amount Due Customer will be provided to the Customer by Bell Atlantic.

3.1.5     Payment Due
          -----------
          When Bell Atlantic purchases accounts receivable from the Customer, it will do so each time a file is received. Settlement amounts will equal the Amount Due Customer as determined in the preceding. The Settlement date will be determined by adding fifteen (15) days plus the number of days determined to be the Average Customer Payment Availability Period (ACPAP) to the file processing date. (The file processing date is the date that the.customer billing data is actually entered into Bell Atlantic's BOC billing systems. The file processing date will be no more than five (5) days from the date the file is physically received by Bell Atlantic).

          ACPAP will be calculated individually in each Bell Atlantic jurisdiction and will include the sum of:
               a) the average interval between bill date and bill extract date,
               b) the interval from the bill extract date to the date, on average, end user payments are applied to the end users account, and
               c) the interval from the application of payment to the end users account to the average date of available funds for disbursement to BOC at the BOC's financial institution.

          ACPAP is updated monthly. Except as provided herein, Bell Atlantic will remit settlement to the Customer on the settlement date. If such settlement date would cause payment to be due on a Saturday, Sunday, or a Bell Atlantic or Customer Bank Holiday (applicable holidays will be identified and lists exchanged between Bell Atlantic and the Customer by December each year) the payment date for the net purchase amount will be due to Customer as follows:

A-20                                                         7/15/93

               A. If such settlement date falls on a Sunday or on a Holiday which is observed on a Monday, the payment date shall be the first non-Holiday day following such Sunday or Holiday.

               B. If such settlement date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment date shall be the last non-Holiday day preceding such Saturday/Holiday.

3.1.6     Payment Method
          --------------
          Settlement will be made by Electronic Funds Transfer for amounts over $100,000 or by check postmarked two (2) days prior to the payment date for amounts less than $100,000.

          Bell Atlantic is in the process of making payment process changes that will allow Bell Atlantic to make corporate level payments for as many jurisdictions as are applicable on that payment date. These corporate payments will be made by Electronic Funds Transfer regardless of the amount of the payment. Bell Atlantic reserves the right to convert Customers to corporate payments upon providing thirty (30) days written notice to the Customer.

          If the Bell Atlantic remits erroneous amounts to the Customer, the Customer will return these amounts back to Bell Atlantic upon recognition of the discrepancy. Bell Atlantic still retains the obligation to meet the established payment date. If any portion of the settlement amount is received by the Customer in funds which are not immediately available to the Customer, then a late payment penalty shall be due the Customer. Bell Atlantic will have full responsibility for ensuring that payment is received by the payment date.

3.1.7     Late Payment Penalty Resulting From Adjustment
          ----------------------------------------------
          Any interest penalty due Bell Atlantic as a result of an end user dispute will be calculated as set forth in Section 2 of the then current BOC Access Tariff filed with the Federal Communications Commission.

A-21                                                                     7/15/93

          Any interest penalty will be deducted as Special Settlement adjustment made by Bell Atlantic to the Total Amount Due Customer.

3.2  Settlement of Disputed File Receipt Amounts
     -------------------------------------------
3.2.1     Notification of Disputed Amount
          -------------------------------
          Should either party dispute any portion of the Amount Due Customer, said party shall notify the other party in writing of the nature and basis of the dispute. The Customer may file a substantiated claim with Bell Atlantic for revenue billed and not remitted as well as revenue not billed. The substantiated claim should be provided by the Customer with sufficient detail to allow investigation by Bell Atlantic. This detail should include, but is not limited to, examples of the incorrect end user bills and explanations of systems used for comparison or tracking purposes.

3.2.2     Payment of Disputed Amount
          --------------------------
          Should the dispute not be resolved by the payment date, said party shall reserve and have claim against the other party for reimbursement with interest after the dispute is resolved.

3.2.3     Ultimate Settlement of Disputed Amount
          --------------------------------------
          The party receiving the claim shall have thirty (30) days from the notification of the dispute, to process the claim and notify the claiming party if sufficient detail was provided for investigation. Should the claim, in whole or in part, ultimately be resolved in favor of a refund, it shall include interest to the extent the claim was sustained. Interest on the settlement amount shall be calculated as follows:

          A. If the claim with sufficient detail for investigation is received within ninety (90) days of the payment due date of the bill date, the interest will be calculated using the late payment penalty factor described in Section 2 of the appropriate Access Tariff.

A-22                                                                     7/15/93

          B. If the claim with sufficient detail for investigation is received ninety (90) days or more after the payment due date, the interest will be calculated using the late payment penalty factor described in Section 2 of the appropriate Access Tariff.

          The amount due for the disputed/claimed revenue amounts shall be incorporated into the Statement of Amount Due Customer as a Special Settlement and paid as defined in 3.1.1.

3.2.4     Retention of Supporting Data Concerning Disputed Amount
          --------------------------------------------------------
          Both parties shall retain such detailed information as may reasonably be required for resolution of the disputed amount during the pendency of the dispute.

A-23                                                                     7/15/93

4.0  Settlement to Bell Atlantic for Services Rendered
     ----------------------------------------------

4.1  Amount Due Bell Atlantic for Billing and Collection Services
     ------------------------------------------------------------

4.1.1  Calculation of Amount Due Bell Atlantic
       -----------------------------------------

       The amount due Bell Atlantic equals all appropriate Billing and Collection charges billed under contract or any applicable tariffs. Bell Atlantic will be charging the Customer for performing the Billing and Collection functions.

4.1.2  Billing Detail
       --------------

       A Statement of amount due Bell Atlantic for Billing and Collection Services will be provided to the Customer.

4.1.3  Payment Date
       ------------

       The Customer will remit a monthly payment to each BOC for Billing and Collection Service charges. The settlement date for the amount due the BOC from the Customer is thirty (30) days after the bill date or the same date in the month following the bill date, whichever is earlier. If the settlement date would cause payment to be due on a Saturday, Sunday or BOC/Customer bank holiday (applicable holidays will be identified and lists exchanged between the BOC and Customer by December 1 each year), the payment date for the amount due the BOC will be as follows:

       A. If such settlement date falls on a Sunday or on a Holiday which is observed on a Monday, the payment date shall be the first non-Holiday following such Sunday or Holiday.

       B. If such settlement date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment date shall be the last non-Holiday day preceding such Saturday or Holiday.

                                                                         7/15/93
A-24

4.1.4  Payment Method
       --------------
       Settlement will be made by Electronic Funds Transfer for amounts over $100,000 or by check postmarked two (2) days prior to the payment date for amounts less than $100,000.

       If any portion of the net settlement amount is received by the BOC in funds which are not immediately available to the BOC, then a late payment charge shall be due the BOC. The Customer will have full responsibility for ensuring that payment is received by the payment date.

4.1.5  Payment Detail
       --------------
       Any payment to the BOC from the Customer must be accompanied by an indication of the BOC invoice number being paid.


4.1.6  Timeframe for Bill Issuance
       ---------------------------
       Statements (bills) detailing the Amount due the BOC must be received by Customer at least twenty (20) days prior to the payment date to allow Customer adequate time to process payment. Bills not received within this timeframe will not be subject to the late payment penalty for the number of days the bill was received after the specified timeframe.

4.1.7  Late Payment Penalty
       --------------------
       Any payment not received by the BOC as specified previously will be subject to a late payment penalty. The late payment penalty shall be the portion of the Amount Due the BOC received after the payment date times a late factor. The late factor shall be applied as set forth in the Access section of the then current BOC Access Tariff filed with the FCC. Any late payment penalty will be included with the next Customer payment of Bell Atlantic.

                                                                         7/15/93
A-25

4.1.8  Late Payment Resulting From Bank Error
       --------------------------------------
       Any late payment resulting from bank error will not be subject to the late payment penalty provided the sending party (party making payment) can verify that it was not at fault. Rather, the discrepancy will be resolved by the banks involved. It is the responsibility of the sending party to notify the banks involved and coordinate resolution of the discrepancy.

4.1.9  Billing and Collection Claim/Dispute
       -------------------------------------
       The amount due for a substantiated Billing and Collection claim/dispute shall be adjusted on the current month's Billing and Collection bill rendered to the Customer.

4.2 Disputed Billing and Collection Service Amounts
    -----------------------------------------------

4.2.1 In the event the Customer disputes any portion of the Billing and Collection bill, the Customer should notify Bell Atlantic in writing of the nature and basis of the claim. The claim should contain sufficient detail to allow investigation by Bell Atlantic. This detail should include, but not be limited to, examples of the incorrect Billing and Collection bills and explanations of methods used for comparison or tracking purposes.

4.2.2 Should dispute not be resolved by the Billing and Collection payment due date, the Customer must pay the billed amount including the charges in dispute by the payment due date. The Customer will then have claim against Bell Atlantic for reimbursement, with interest, if the dispute is resolved in favor of the Customer.

4.2.3 Bell Atlantic will have thirty (30) days from receipt of written notification of the dispute to process the claim and inform the Customer if sufficient detail was provided for investigation.

                                                                         7/15/93

4.2.4 For claims resolved in favor of the Customer, interest on the disputed amount will be calculated as follows:

       A. If the claim with sufficient detail for investigation is received within ninety (90) days of the payment due date, the interest will be calculated according to the penalty factor as set forth in the current Access Tariff from the original payment date to the date of resolution.

       B. If the claim with sufficient detail for investigation is received within ninety (90) days or more after the payment due date, the interest will be calculated according to the penalty factor described above.

       C. The claimed revenue with interest will be paid no later than thirty-one (31) calendar days after written notification to the Customer that the claim has been sustained. The amount of the substantiated claim will be adjusted on the following month's Billing Collection bill.

                                                                         7/15/93

5.0    Billing Charges
       ---------------
       The Customer may anticipate that modifications to Bell Atlantic's billing systems will be required to implement billing changes for new and revised end user services offered by the Customer as well as any new administrative and operating procedures that may be requested by the Customer.

5.1    Customer Requests
       -----------------
       All Customer requests will be identified by type and include the information needed by the Bell Atlantic to develop a suitable response. For example, a complete package from the Customer may contain the following:

           (1)    Billing specifications

           (2)    Illustrative tariff

           (3)    Methods and Procedures

           (4)    Account codes

           (5)    Bill Format

           (6)    Service order example

           (7)    Other

         The Customer will be asked to clarify or enhance the specifications as necessary.

5.2   Types of Billing Change Requests
      --------------------------------

5.2.1    Detailed Time and Cost Request (T&C)
         ------------------------------------

         A. Bell Atlantic will undertake a detailed analysis of the complete specifications received from the Customer. Bell Atlantic will respond to the Customer within 30 days with the estimated cost to the Customer of providing the request, the projected implementation date, and any recurring charges if applicable. For estimates less than $100,000, Bell Atlantic will charge the Customer the estimated costs. For estimates greater than $100,000, Bell Atlantic will charge the Customer the actual programming hours times the current Program Development Rate.

A-28                                                                     7/15/93


          B. The Customer will notify Bell Atlantic within thirty (30) work days whether the proposed T&C quote is accepted or rejected. If the Customer fails to notify Bell Atlantic within thirty (30) work days, the T&C quote will be void unless the Bell Atlantic agrees in writing to extend it. The hourly rate for Program Development is applicable for the effort in developing the T&C quote. In the event that the Customer accepts the estimate and authorizes the work, the amount billed for the development of the estimate will be credited to the account when the actual hours are billed for the project.

          C. For an accepted T&C estimate, Bell Atlantic will concur with the acceptance notice within ten (10) work days. Any changes by Bell Atlantic to the accepted response may be treated by the Customer as a revised T&C estimate and be subject to reevaluation by the Customer.

5.2.2     Pre-authorized Development and Implementation
          ---------------------------------------------

          If the Customer pre-authorizes development and implementation, Bell Atlantic will evaluate and begin development and implementation activities for the request. The Customer will be charged the appropriate rates for these activities as described in the Principle Agreement.

5.3  Implementation Issues
     ---------------------

     When the Customer requests Time and Cost Estimates for discretionary charges, e.g., new services offerings or restructures to existing services, Bell Atlantic's estimate will reflect the earliest implementation date possible. Should the Customer elect to make the service offering available prior to Bell Atlantic's ability to provide service, Bell Atlantic will not be responsible for maintaining records for back-billing of end users. Back-billing will occur only when mutually agreed upon and applicable charges will apply.

A-29                                                                     7/15/93

5.4  Compensation
     ------------

     The customer will compensate Bell Atlantic for billing changes authorized by the customer. For canceled requests, the Customer will compensate Bell Atlantic for expenses incurred up to the point of cancellation, as well as any charges reasonably required to terminate Bell Atlantic's activities.

5.5  Bell Atlantic Billing Errors
     ----------------------------

     The Customer will provide written documentation of any Bell Atlantic billing errors and Bell Atlantic will attempt to respond within thirty (30) work days of receipt. Where meeting the thirty (30) work days objective is not possible, Bell Atlantic will extend its best efforts to resolve the error as quickly as possible thereafter.

     These corrections will be paid for by the Customer only if the Customer's billing specifications provided to Bell Atlantic did not completely and accurately address the circumstances under which the billing errors were found.

5.6  Right of Refusal
     ----------------

     Bell Atlantic reserves the right to refuse a billing change request from the Customer.

A-30                                                                     7/15/93

6.0  TAXES
     -----

6.1  Filing of Taxes
     ---------------

     The customer shall file all returns for federal, state or local sales, uses, excise, gross receipts or other taxes or tax-like fees imposed on or with respect to the customer's services (which include the services of any third party billing through the customer) and pay or remit all such taxes and other similar items. All such taxes and other similar items together with gross receipts taxes and similar items imposed on or arising out of amounts received pursuant to Bell Atlantic's performance of services hereunder (including all amounts received by Bell Atlantic from the Customer's end users), are referred to herein as "Tax" or "Taxes", unless otherwise specifically named.

6.2  Taxes Billed and Collected by the BOC
     -------------------------------------

     In any jurisdiction which imposes a Tax which will be billed and Collected by Bell Atlantic as part of Billing and Collection Services rendered to the Customer, the Customer shall file with the appropriate tax authority, if required in order for the Customer to file returns and remit Taxes in such jurisdiction, a letter or such other document(s) as may be required by such taxing authority.

     This letter or document must state that the Customer has assumed responsibility for accurate collection and remittance of such Taxes and that the Customer will satisfy any other conditions such tax authority might impose. Such letter shall be substantial substantially in the form set forth in Exhibit E.

6.3  Tax Liability
     -------------

     The Customer shall hold Bell Atlantic harmless from and against any liability arising with respect to any period during which the Customer files tax returns, prepares tax returns, or remits any Taxes.

A-31                                                                     7/15/93

6.4  End User Tax Status
     -------------------

     In the provision of Billing and Collection Services, the BOC shall apply Taxes based on the tax status of the Customer's end users as instructed by the Customer. If the Customer requires the BOC to apply the BOC tax tables or schedules, end users' tax exemptions and/or exemption certificates to Customer services, the BOC will apply such tax tables or schedules, exemptions and/or exemption certificates without warranty as to accuracy, completeness or applicability to the Customer's end users. The Customer shall pay, indemnify and hold the Bell Atlantic harmless from any federal, state or local taxing authority's assessments, including interest and penalties, that may result from challenges to the applicability or correctness of the BOC tax tables or schedules, end user's tax exemption and/or tax exemption certificates to the Customer's services. If the Customer directs Bell Atlantic to provide to the Customer any information relating to end user inquires as to the payment of any Tax, such information shall be furnished by Bell Atlantic to the extent permitted by law and without warranty as to accuracy or completeness.

6.5  Customer Tax Information Provided by the
     ----------------------------------------

     The BOC shall furnish the Customer all information in the BOC's possession reasonably necessary for the Customer to file its tax returns. Such information shall be in the format normally used by the BOC in the preparation of its returns. If a change in format or additional information is required by the Customer in order to prepare and file tax returns, the requested format or information shall be supplied according to a schedule and a format mutually agreed to by Bell Atlantic and the Customer. The Customer shall reimburse Bell Atlantic for its costs of providing such additional information or change in format.

A-32                                                                     7/15/93

6.6  Billing of Taxes
     ----------------

     The Customer will advise Bell Atlantic of details or amounts of Taxes to be billed or collected in connection with Customer services and new services introduced from time to time by the Customer. If the Customer elects to have the BOC apply the same tax rates and tables to Customer services as the BOC applies to BOC services then the BOC will apply such tax rates and tables to Customer services without warranty as to accuracy, completeness or applicability to Customer services. By advance written notice to Bell Atlantic, the Customer may request that the BOC adjust the bills of the Customer's end users who protest against, claim exemption from and/or refuse to pay any tax billed to them; provided, however, that the BOC shall comply with such request only to the extent permitted by law and only to the extent the BOC has such correspondence and/or forms as it deems necessary from such end user documenting their protest, exemption claim and/or refusal to pay any Tax. Bell Atlantic shall not be entitled to retain or receive from the Customer any statutory fee or share of Taxes to which the person collecting such Taxes is entitled under applicable law.

6.7  Indemnification by Customer
     ---------------------------

6.7.1 The Customer agrees to pay, indemnify and save Bell Atlantic harmless from any liabilities, claims or demands (including costs, expenses and reasonable attorney's fees) resulting from any tax, penalties, interest, additions to tax, surcharges or other charges which are either payable by Bell Atlantic or required to be collected by Bell Atlantic as a result of:

          A. delay or failure of the Customer, for any reason, to pay any Tax or other such item, or file any return or other information as required by law or this Agreement or;

A-33                                                                     7/15/93

          B. Bell Atlantic complying with this Agreement (including, without limitation, the application of Bell Atlantic to adjust the amount of Taxes billed to the Customer's customers as instructed by the Customer, and the billing of taxes by Bell Atlantic) or complying with any determination or direction by or advice of the Customer or using information provided by the customer in performing any tax-related service hereunder; or

          C. in the absence of any such direction or advice by the customer in this Agreement or otherwise, Bell Atlantic taking or failing to take any action with respect to any Tax unless such action or inaction constitutes willful misconduct by Bell Atlantic.

6.7.2 If the Customer disagrees with Bell Atlantic's determination that any Taxes are payable by Bell Atlantic or disagrees with an assessment of any additional Tax, penalty, addition to tax, surcharge and/or interest due by Bell Atlantic as a result of Bell Atlantic's performance of any obligation under this Agreement, the Customer shall, at its option and expense (including payment for any such assessment prior to final resolution of the issue), have the right to seek a ruling as to the applicability of any such Tax or additional charge or to protest any assessment and participate in any legal challenge to such assessment, but shall be liable for any Tax or additional charge, penalty, surcharge and interest ultimately determined to be due. Bell Atlantic shall, when requested by the Customer and at the Customer's expense, cooperate or participate with the Customer in any such proceeding, protest or legal challenge to the extent such cooperation or participation is not inconsistent with the interests of Bell Atlantic or Bell Atlantic's other Customers. Bell Atlantic may participate, at its own expense, in any such proceeding, protest or legal challenge.

A-34                                                                     7/15/93

6.7.3 The indemnity payable hereunder shall be payable in all events and without regard to any determination that Bell Atlantic is the party obligated to collect and remit such Taxes or file the tax returns.

B-1                                                                      7/15/93

                                   EXHIBIT B

                               RATES AND CHARGES
                               -----------------

1.0  DESCRIPTION OF RATE ELEMENTS
     -----------------------------

1.1  MESSAGE PROCESSING
     ------------------

     Message Processing is the processing of the Customer's end user's completed messages and placing them into the end user's account file. The Message Processing rate element is applied on a per message basis to each message billed for the Customer.

1.2  INVOICE PROCESSING
     ------------------

1.2.1 Invoice Processing is the processing of all end user account data and records, the enclosing and mailing of the invoice, and the collection related activities associated with the end user's bill. The Invoice Processing charge is applied for each end user invoice rendered.

1.2.2 The Invoice Processing charge will be adjusted upward by 1/3 of any First Class Postage increase occurring in the first postage band.

1.3  INQUIRY-SERVICE
     ---------------

     Inquiry Service is the answering of end user questions relating to Customer charges billed and the application of credits and adjustments to end user accounts. The Inquiry rate is applied on a per message basis to each message billed for the Customer. In Pennsylvania this service is provided in accordance with Pa. PUC Chapter 64 Guidelines.

B-2                                                                      7/15/93

1.4  DELAYED MESSAGE
     ---------------

     Delayed Message charges are applied on a per message basis to all usage received from the Customer that is more than ninety (90) days old from the date the call was made to the date the message was received by Bell Atlantic. Since this charge recovers the costs predominately associated with Inquiry, different rates apply to Customers who purchase Inquiry than to those Customers who do not purchase Inquiry. In Pennsylvania the provision of this service is subject to Pa. PUC Chapter 64 Guidelines.

1.5  DATA TRANSMISSION
     -----------------

     The Data Transmission charge is applied to billing detail that is data transmitted from the Customer location to any Bell Atlantic location and to Customer billing detail that is transmitted to a Customer location from a Bell Atlantic location. The Data Transmission Charge is applied to Bell Atlantic's count of records transmitted and received.

1.6  END USER ACCOUNT ADJUSTMENT CHARGES
     -----------------------------------

     End User Account Adjustment charges are applied whenever the Customer furnishes to Bell Atlantic end user account information that changes the balance due associated with an end user account or when Bell Atlantic initiates a Recourse Adjustment. End User Account Adjustment Charges do not apply to Customers who purchase Inquiry Service.

1.6.1 The Manual Carrier Initiated Adjustment charge applies to all adjustments received by Bell Atlantic on a non-mechanized basis or paper basis.

1.6.2 The Manual Recourse Adjustment charge applies to all Bell Atlantic initiated recourse adjustments.

1.6.3 The mechanized adjustment charge applies to all Category 41 credit records received by Bell Atlantic. Category 41 credit records may be available on a, jurisdiction by jurisdiction basis starting after June, 1994.

B-3                                                                  7/15/93

1.7   PROGRAM DEVELOPMENT
      -------------------

1.7.1 The basic per hour rate for Program Development is applied for each Bell Atlantic employee hour, or fraction thereof, of time spent on behalf of the Customer, at the Customer's request, for work performed within Bell Atlantic's is normal work schedule and using the normal work force.

1.7.2 The premium per hour rate for program development is applied for each Bell Atlantic employee hour, or fraction thereof, of time spent on behalf of the Customer, at the Customer's request, for work performed outside the Bell Atlantic's is normal work schedule and/or which requires additions to the work force .

1.8   SYSTEM TEST CHARGE
      ------------------

      The Standard System Test charge will apply to all Customer initiated Bell' Atlantic billing system changes that require a billing system test. This charge may be applied in addition to other charges (e.g. Program Development) required to implement system changes or new services.

1.9   ADMINISTRATIVE EMPLOYEE TIME
      ----------------------------

      The per hour rate for Administrative Employee Time is applied for each Bell Atlantic employee hour, or fraction thereof, of time spent on behalf of the Customer, at the Customer's request, for performing additional administrative functions such as copying bills, message investigation, etc.

1.10  CENTRAL PROCESSING UNIT (CPU) TIME
      ----------------------------------

      CPU Time is charged on a half hour basis for each Central Processing Unit half hour, or fraction thereof, of time spent on behalf of the Customer, at the Customer's request, for performing additional processing functions not recovered under the specific rate elements detailed in this Agreement.

B-4                                                                7/15/93

1.11  CENTRALIZED MESSAGE DATA SYSTEM (CMDS) CHANGE CHARGE
      ----------------------------------------------------

      The CMDS Change charge is applied to all Customers who change their mode of data provisioning from CMDS to tape or from tape to CMDS. This charge will apply in each BOC to recover the costs associated with changing this service. For the purpose of CMDS Change charges, New Jersey Bell constitutes a single "BOC", Bell of Pennsylvania and the Diamond State Telephone Co. constitute a single "BOC", and the four C&P Companies constitute a single "BOC".

1.12  LOGO IMPLEMENTATION AND CHANGE CHARGE
      -------------------------------------

      The Customer's Logo may be displayed on the Customer's bill page in jurisdictions where technically available and allowed by law or regulation. The Logo Implementation charge is applied in each BOC to recover the initial cost of setting up this service. There is no recurring charge for this service. For purpose of Logo Implementation charges, New Jersey Bell constitutes a single "BOC", Bell of Pennsylvania and the Diamond State Telephone Co. constitute a single "BOC", and the four C&P Companies constitute a single "BOC".

1.13  BILL PERIOD UPDATE TABLE
      ------------------------

      A listing of all business, residence and fictitious NPA NXXs is provided via the Bill Period Update Table on a monthly basis. A one time implementation charge will be applied by each BOC to all Customers requesting this service. The implementation charge applies to recover the initial cost of setting up this service. The listing will be provided via Magnetic Tape and a recurring monthly charge will apply for each BOC. For purposes of Bill Period Update Table charges, New Jersey Bell constitutes a single "BOC", Bell of Pennsylvania and the Diamond State Telephone Co. constitute a single "BOC", and the four C&P Companies constitute a single "BOC".

B-5                                                                7/15/93

1.14  SUB-CARRIER LISTING
      -------------------

      The initial implementation rate is applied in each jurisdiction to set-up the initial sub-cic table. The change rate is applied to each request received by the Bell Atlantic for changes, modifications, additions, and deletions to the IC's Sub-carrier Listing. This charge will be applied in each jurisdiction affected by the request (NJ, PA, DE, DC, VA, MD, WV).

1.15  ACCOUNT INFORMATION FOR FRAUD PREVENTION SERVICE
      ------------------------------------------------

      Account Information for Fraud Prevention (AIFP) Service is an optional service that provides the Customer with specific account information on a live, verbal basis. The flat monthly charge associated with this service is applied on a per BOC basis. For the purpose of AIFP service, New Jersey Bell constitutes a single "BOC", Bell of Pennsylvania and the Diamond State Telephone Co. constitute a single "BOC", and the four C&P Companies constitute a single "BOC".

1.16  MISCELLANEOUS CHARGE RECORD
      ---------------------------

      The Miscellaneous Charge Record is a standard Category 42 EMI record designed for billing non-usage related, telecommunications customer charges. This charge is applied on a per record basis. Category 42 records will be available on a jurisdiction by jurisdiction basis starting after August 1992.

      An initial one-time set-up charge will be applied when the Customer initiates Miscellaneous Charge Records after the original "initiation of service" in each BOC. This charge recovers the expenses associated with testing and with the implementation of the initial revenue classification table.

B-6                                                                    7/15/93

      However, the per BOC charge for the "Initial Implementation" of the Cat. 42, Misc. Charge Record, will not apply when a customer request the
                                    ---
      implementation of this record in conjunction with the initiation of service. If a customer request the implementation of the Cat. 42 record after service is initiated, i.e. any date after the initial service order is forwarded to CRIS, the per BOC charge will be applied. Note that Cat. 42 records must be included with the test data for initiation of service.

1.17  INITIAL START-UP
      ----------------

      An Initial Start-Up charge is applied to all new Customers to recover the initial costs of billing implementation. This charge will apply in each.BOC where service is ordered, whether or not service is ordered in all jurisdictions within that BOC. For purpose of Initial Start-Up charges, New Jersey Bell constitutes a single "BOC", Bell of Pennsylvania and the Diamond State Telephone Co. constitute a single "BOC", and the four C&P Companies constitute a single "BOC".

      If Bell Atlantic chooses to terminate this Agreement within one year of initial service initiation for reasons other than breach of the Agreement by the Customer, Bell Atlantic will refund to the Customer a pro-rata portion of the Initial Start-up charge.

1.18.1  MINIMUM ANNUAL REVENUE OBLIGATION
        ---------------------------------

        The Customer will be required to pay Bell Atlantic a Minimum Annual Revenue Obligation of $1,000,000 each year of the five year agreement. on each anniversary of the effective date of the contract, Bell Atlantic will review the previous year's Billing and Collections' revenue to determine if the minimum obligation has been met. For purposes of satisfying this Minimum Annual Revenue obligation, the amount paid Bell Atlantic by the Customer shall be determined by adding the total Billing and Collection charges for services provided under this Agreement. The Customer will be responsible to pay Bell Atlantic the difference between the Minimum Annual Revenue Obligation and the actual revenue calculated by Bell Atlantic should a shortfall occur.

B-7                                                              7/15/93

1.18.2 If the Customer does not meet the Minimum Annual Revenue Obligation in a given year other than the first year of the Agreement, the Customer may apply up to $100,000 of any previous year's Billing and Collection Services revenue that was over the Minimum Annual Revenue obligation to the current year's shortfall.

1.18.3 If the Customer does not meet the Minimum Annual Revenue Obligation in a given year other than the final Agreement year, the Customer shall have the option of moving an amount of up to $100,000 of that year's Minimum Annual Revenue obligation to the following year. For example, if the amount of the Customer payment for Bell Atlantic Billing and Collections services in 1994 only equals $700,000, there is a $300,000 shortfall. The Customer shall be permitted to move $100,000 of the 1994 obligation to 1995. The Customer would still be required to pay Bell Atlantic $200,000 for 1994 and would be obligated to pay Bell Atlantic $1,100,000 in 1995.

        MINIMUM REVENUE OBLIGATION EXAMPLE:
        -----------------------------------

           1994 Guarantee                                  $1,000,000

           Actual Customer B&C charges                     $  700,000

           1994 Shortfall ($1,000,000 minus $700,000)      $  300,000

           Moveable amount to 1995                         $  100,000

           New 1994 Minimum ($1,000,000 minus $100,000)    $  900,000

           1994 Shortfall the Customer is required
             to pay ($900,000 minus $700,000)              $  200,000

           New 1995 Minimum Revenue Guarantee
             ($1,000,000 plus $100,000 1994 carry-over)    $1,100,000

B-7                                                              7/15/93

1.18.2 If the Customer does not meet the Minimum Annual Revenue obligation in a given year other than the first year of the Agreement, the Customer may apply up to $100,000 of any previous year's Billing and Collection Services revenue that was over the Minimum Annual Revenue Obligation to the current year's shortfall.

1.18.3 If the Customer does not meet the Minimum Annual Revenue obligation in a given year other than the final Agreement year, the Customer shall have the option of moving an amount of up to $100,000 of that year's Minimum Annual Revenue obligation to the following year. For example, if the amount of the Customer payment for Bell Atlantic Billing and Collections services in 1994 only equals $700,000, there is a $300,000 shortfall. The Customer shall be permitted to move $100,000 of the 1994 obligation to 1995. The Customer would still be required to pay Bell Atlantic $200,000 for 1994 and would be obligated to pay Bell Atlantic $1,100,000 in 1995.

        MINIMUM REVENUE OBLIGATION EXAMPLE:
        -----------------------------------

           1994 Guarantee                             $2,000,000

           Actual Customer B&C charges                $1,600,000

           1994 Shortfall                             $  400,000

           Moveable amount to 1995                    $  300,000

           New 1994 Minimum                           $1,700,000

           1994 Shortfall the Customer is required
             to pay                                   $  100,000

           New 1995 Minimum Revenue Guarantee         $2,300,000

                                                                         7/15/93
B-8
                                     RATES
                                     -----

                       RATE ELEMENT                               RATE
                       ------------                               ----

           (1) Message Processing Service, per msg.               .035
               ---------------------------

           (2) Invoice Processing *, per invoice                 .33
               --------------------

           (3) Inquiry, per msg billed                            .04
               -------

           (4) Delayed Message, per msg.,
               ---------------
                Inquiry purchased                                 .08
                Inquiry not purchased                             .02

           (5) Data Transmission,
               -----------------
                per record transmitted or received                .003


           (6) End User Account Adjustment Charges,
               ------------------------------------
                 per manual carrier initiated adjustment         6.00
                 per manual recourse adjustment                 12.00
                 per mechanized adjustment (per record)           .25


           (7A) Basic Program Development, per hour
                --------------------------
                   1992 - 1994                                  90.00
                   1995 - 1996                                 105.00
                   1997 - 1999                                 120.00


           (7B) Premium Program Development, per hour
                ----------------------------
                   1992 - 1994                                 135.00
                   1995 - 1996                                 157.50
                   1997 - 1999                                 180.00

           (8)  System Test Charge, per BOC
                -------------------
                   (NJ, PA/DE, C&P)                          2,000.00

           (9)  Administrative Employee Time, per hr.           45.00
                -----------------------------

          (10)  CPU Time, per 1/2 hr.                        1,000.00
                ---------

          (11)  CMDS Change Charge, per BOC                  4,000.00
                -------------------

B-8                                                               7/15/93
                                     RATES
                                     -----

                            RATE ELEMENT                          RATE
                            ------------                          ----

           (1) Message Processing Service, per msg.               .024
               ---------------------------

           (2) Invoice Processing *, per invoice                  .32
               --------------------

           (3) Inquiry, per msg billed                            .04
               --------

           (4) Delayed Message, per msg.,
               ---------------
                Inquiry purchased                                 .08
                Inquiry not purchased                             .02

           (5) Data Transmission,
               -----------------
                per record transmitted or received                .003


           (6) End User Account-Adjustment Charges,
               -----------------------------------
                 per manual carrier initiated adjustment         6.00
                 per manual recourse adjustment                 12.00
                 per mechanized adjustment (per record)           .25


           (7A) Basic Program Development, per hour
                --------------------------
                   1992 - 1994                                  90.00
                   1995 - 1996                                 105.00
                   1997 - 1999                                 120.00


           (7B) Premium Program Development, per hour
                ----------------------------
                   1992 - 1994                                 135.00
                   1995 - 1996                                 157.50
                   1997 - 1999                                 180.00

           (8)  System Test Charge, per BOC
                ---------------------------
                 (NJ, PA/DE, C&P)                            2,000.00

           (9)  Administrative Employee Time, per hr.           45.00
                -----------------------------

          (10)  CPU Time, per 1/2 hr.                        1,000.00
                ---------

          (11)  CMDS Change Charge, per BOC                  4,000.00
                --------------------

B-9                                                              7/15/93

                                     RATES
                                     -----
RATE ELEMENT                                           RATE
- ------------                                           ----


(12) LOGO Implementation and Change, per BOC        4,000.00
     ----------------------


(13)  Bill Period Update Table
      ------------------------
        Initial Implementation Charge, per BOC        500.00
        Monthly Charge, per jurisdiction               50.00


(14)  Sub-Carrier Listing Change
      ---------------------------
        Initial set-up, per jurisdiction            1,000.00
        Per change request, per jurisdiction          100.00


(15) Account Information for Fraud Prevention
     ----------------------------------------
        per BOC, per month                            500.00
        or per account query                            2.00


(16) Excess file/tape processing charge               500.00
     ----------------------------------

(17) Miscellaneous Charge Record,
     ----------------------------
        Initial Implementation Charge, per BOC     14,000.00
        per recorad                                      .25


(18) Initial Start-up Charge, per BOC              20,000.00
     -----------------------

(19) Minimum Monthly Payment                          300.00
     -----------------------

    * The Invoice Processing charge will be adjusted upward by 1/3 of any First Class Postage increase occurring in the first postage band.

C-1                                                                     7/15/93


                                   EXHIBIT C

                         IRREVOCABLE LETTER OF CREDIT

U.S. Dollar Amount $                                Date
                     ---------------------               ----------------------
TO:                                       (Bell Atlantic BOC)
   --------------------------------------

   --------------------------------------

   --------------------------------------

RE:  (Billing Services Subscriber, Customer)
Gentlemen:

    At the request and for the account of (Customer), we hereby establish our
                                          ----------
irrevocable letter of credit in your favor in connection with the account
indicated above for the sum or sums not exceeding                      dollars.
                                                 ----------------------

    This letter of credit covers all charges incurred within one year of the date hereof for Billing and Collection Services originated from or charges accepted by any telecommunications service billed to the above indicated account, including termination of services charges, if any.

    Any draft drawn under this letter of credit must be accompanied by your statement from your authorized representative that the amount drawn represents the unpaid amount for services rendered or termination charges due as of the date of any such statement for services or date of disconnection, whichever is later. Each draft drawn relative hereto must be marked: Drawn Under Credit.

    We hereby agree to honor each draft drawn under and in compliance with the terms of this credit, if duly presented (together with the documents herein specified) within forty-five (45) days after the date of expiration of this irrevocable letter of credit.

                                             Very truly yours,

                                       By
                                         --------------------------------
                                                   (President)


                                         --------------------------------
                                           (Financial Institution Name)

D-1                                                                      7/l/92

                                   EXHIBIT D

                 BELL ATLANTIC 700/900 SERVICE BILLING POLICY

Bell Atlantic will not provide Billing and Collection Services for 700 and 900 services unless Adult and GAB Programs offered through those services are provided in accordance with certain controls. Adult and Gab Programs are defined as follows:
     (1) obscene, sexually explicit, lewd or indecent (commonly referred to as "adult") live or recorded programs where any of the amount billed is remitted to, or otherwise accrues to the benefit of, the originator of the program (hereinafter referred to as "Adult Programs"); and
     (2) Live Group Access Bridged Programs where the primary or exclusive purpose is for callers to converse with one another, where any of the amount billed is remitted to, or otherwise accrues to the benefit of, the originator of the program (hereinafter referred to as "GAB Programs")

If Adult or GAB Programs are available through the Customer's 700 or 900 service and if the Customer desires Bell Atlantic to bill for 700 or 900 services, the Customer must implement one or both of the following control measures:
     (1) Establish a separate NXX code for all Adult or GAB Programs, access to which is blocked by the Customer unless the telephone subscriber gives written authorization to the Customer for access and agrees to pay charges for any calls from the subscriber's telephone to such services; or

D-2                                                                       7/l/92

     (2) Provide a Personal Identification Number (PIN) access code to a telephone subscriber, upon written request and agreement by the subscriber to pay charges for any calls from the subscriber's telephone to such services. The PIN access code would be required by the Customer for access to Adult and GAB 700 and 900 programs.

In addition, the Customer may not allow Adult and GAB 700 and 900 services to be available to subscribers through the Customer's or Bell Atlantic's coin phones or operators, if applicable, in Bell Atlantic's service territories.

If Bell Atlantic determines that any Adult or GAB Program, as defined herein, is being offered by the Customer without the necessary controls, Bell Atlantic shall notify the Customer in writing identifying such program. The Customer shall have sixty (60) days from receipt of such written notice to provide written acknowledgment to Bell Atlantic that the program has been discontinued or that the subject program is not within the above definitions, or that it is being provided with the requisite controls. In the event that the Customer does not demonstrate to the satisfaction of Bell Atlantic that it has discontinued the program or applied the necessary controls, Bell Atlantic may terminate all Billing and Collection Services for all 700 services if the subject program was a 700 service and for all 900 services if the subject program was a 900 service. In the event of termination, or if the Customer notifies Bell Atlantic in writing of the Customer's intent to offer 700 or 900 programs without Bell Atlantic's Billing and Collection Services, Bell Atlantic shall, for the term of the Agreement, make available billing detail necessary for the Customer to bill the applicable 700 or 900 service subscribers.

E-1                                                                      7/15/93

                                  EXHIBIT E
                            REQUEST FOR TAX BILLING
                                 NOTIFICATION

Dear                 ,
     ----------------
The Billing and Collections Service Agreement requires (Customer's Name) to
                                                       -------------------
provide Bell Atlantic an affidavit that states whether your service is subject to any federal and/or state taxes. The enclosed blank notification form lists the information Bell Atlantic needs to properly apply these taxes. Please submit one completed form for each tax you wish Bell Atlantic to bill directly to your customers. Bell Atlantic has the capability to bill and collect only the following taxes:

     Federal Excise Tax
     Pennsylvania Sales Tax
     Delaware Public Utilities Tax on Telecommunication Services

In addition, the Billing and Collection Service Agreement between you and Bell Atlantic requires you to take an additional action concerning the taxes. Please inform us if you wish us to use Bell Atlantic tax exemptions and/or exemption certificates for your customer and services.


                                                    --------------------------
                                                         (Account Manager)

E-2                                                                      7/15/93


                                   EXHIBIT E

                 BELL ATIANTIC TAX BILLING NOTIFICATION/CHANGE

ACNA:
      ---------------------
Date:
      ---------------------
Tax:
      ---------------------
Tax Rate:
          --------------------
Tax Base:
          --------------------
Implementation Date:
                     --------------------
Tax Contact:   (Name, Address, Telephone Number)

- --------------------------------------------------------------------------------
Comments:
          ----------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
* For the purposes of this document, "Taxes" shall mean federal, state or local sales, use, excise, gross receipt or other taxes or tax like fees imposed on or with respect to services provided by Customer and billed directly to the Customer's end user as a tax.


                                       --------------------------------------
                                           (Authorized Customer Signature)

                                       --------------------------------------
                                                   (Customer Name)

                                       --------------------------------------
                                                       (Title)

                                       --------------------------------------
                                                 (Corporation Name)

                                       --------------------------------------
                                                        (Date)

E-3                                                                     7/15/93


                                   EXHIBIT E


                                                           -----------------
                                                                 (Date)
Deputy Secretary for Taxation
Department of Revenue
P.O. Box 1874
Harrisburg, PA    17105

Dear Deputy Secretary:

   Re:    Acknowledgment of-Responsibility
          --------------------------------

   In accordance with the provisions of paragraph C of tax memorandum subject "Sales/Use Tax Utilities Gross Receipts Tax -Communications Equipment and Services" dated March 1, 1984,
 (Customer Name)   assumes the responsibility under the Tax Reform Code of 1971
- ------------------
for the accurate collection and remittance of sales tax upon intrastate/interLATA telephone service to its commercial customers.

Under separate  agreement effective    (Date)  ,
                                    -----------
 (Customer Name)  has engaged Bell of Pennsylvania as its agent for
- -----------------
the purpose of collecting the tax.   (Customer Name) , however, will remit the
                                   -----------------
tax directly to the Department of Revenue.

   Should the Department of Revenue desire to examine the books and records of Bell of Pennsylvania for the purpose of verifying the accurate collection of tax by (Customer Name) ,
   ------------------
    (Customer Name)  will issue a written request to Bell of Pennsylvania
   -----------------
authorizing the examination of the department in accordance with our memorandum.


                                                         Very truly yours,

F-I                                                               7/15/93


                                   EXHIBIT F

                              BILLING INTERMEDIARY

In the event that the Customer obtains any Bell Atlantic Billing and Collection Services under this Agreement through a third party intermediary (Intermediary), the terms contained in this Exhibit E will apply and take precedence over any conflicting terms contained elsewhere in the Agreement.

1.  Access and Use of Services
    --------------------------

    a. The Customer will provide written notice, either directly or through the Intermediary, to Bell Atlantic identifying the Intermediary as the Customer's agent for accessing and using specified billing services. The Customer will not obtain the specified billing services directly from Bell Atlantic so long as the notice, of agency is in effect.

    b. All notices and demands by Bell Atlantic under the Agreement related to the specified billing services will be provided only to the Intermediary.

    c. The Customer and Intermediary shall be jointly and severally liable to Be11 Atlantic for any and all of the Customer's obligations under the Agreement related to the specified billing services. Such liability shall survive termination of the Agreement.

    d. The name of the Customer will be displayed on the bill to the end user.

                                                                         7/15/93
F-2

2.  Aggregation of Services
    -----------------------
    If Intermediary represents more than one customer in obtaining Services from Bell Atlantic, those customers will be treated as a single customer by Bell Atlantic for certain purposes under the Agreement. Such aggregation of treatment shall include, but shall not be limited to, the activities described in the following portions of the Agreement:

    VII.  AUDITS
    X.    SECURITY
    EXHIBIT        A - SERVICE REQUIREMENTS INDEX
    EXHIBIT        B - RATES AND CHARGES

    Note that such things as charges, settlement amounts, and taxes shall not be treated separately. The Intermediary shall be responsible for dividing such items among its customers.

F-3                                                              7/15/93
                           BLANKET AGENCY AGREEMENT

   This Agreement is made and entered into by the Bell Atlantic Operating Telephone companies (The Bell Telephone Company of Pennsylvania, The Diamond State Telephone Company, the New Jersey Bell Telephone Company, The Chesapeake and Potomac Telephone Company, The Chesapeake and Potomac Telephone Company of Maryland, The Chesapeake and Potomac Telephone Company of Virginia, and The Chesapeake and Potomac Telephone Company of West Virginia) (hereinafter referred to as "Bell Atlantic") and
                           --------------
(hereinafter referred as "Intermediary").

   Intermediary has been authorized to act as an agent for certain interexchange carriers (hereinafter "Customers") to obtain billing and collection services from Bell Atlantic provided under the Agreement for the Provision of Billing and Collection Services by the Bell Atlantic Operating companies (hereinafter "Billing Agreement"). The list of Customers for whom Intermediary is acting as agent for all Bell Atlantic billing services described in the Billing Agreement is contained in Attachment 1, which may be amended from time-to-time by Intermediary. The list of Customers for whom Intermediary is acting as agent for Bell Atlantic Card Billing services only is contained in Attachment 2, which may be amended from time-to-time by Intermediary. The list of Customers for Whom Intermediary is acting as an agent for all of Bell Atlantic billing services except Bell Atlantic Card Billing Service is contained in Attachment 3, which may be amended from time-to-time by Intermediary.

   In consideration of Bell Atlantic's agreement not to require Intermediary to submit individual agency authorizations from its Customers and other good and valuable consideration, Intermediary makes the following representations, agreements, and commitments:

   1. Intermediary represents that it has a current written authorization from each Customer listed in Attachment 1 allowing Intermediary, on its behalf, to enter into the Billing Agreement, attached hereto as Attachment 4.

F-4                                                                      7/15/93

      Intermediary represents that it has a current written authorization from each Customer listed in Attachment 2 allowing Intermediary, on its behalf, to enter into the Billing Agreement, but only for obtaining Bell Atlantic Card Billing Service, described in Exhibit A, Section 2.10. Intermediary represents that it has a current written authorization from each Customer listed in Attachment 3 allowing Intermediary, on its behalf, to enter into the Billing Agreement for all services except for Bell Atlantic Card Billing Service. Intermediary agrees to retain all such authorizations in its files and will provide copies of same to Bell Atlantic within three
      (3) days of receipt of a written request from Bell Atlantic.

   2. By submission of billing data or service request, Intermediary represents to Bell Atlantic that it is in possession of a current written authorization permitting it to do so.

   3. In the event that a Customer, a Bell Atlantic end user, or any regulatory, governmental or judicial authority challenges any action taken by Bell Atlantic as a result of Bell Atlantic's provision of service in accordance with this Agreement, Intermediary will provide evidence of proper Customer authorization and will indemnify and hold Bell Atlantic harmless from any and all damages, losses, or expenses (including attorney's fees) resulting from said challenge.

   4. Intermediary and its Customer shall be jointly and severally liable to Bell Atlantic for any and all of Customer's obligations under the Billing Agreement related to services provided to Customer for which Intermediary herein represents that it is an authorized agent.

F-5                                                             7/15/93

   5. If Intermediary represents more than one Customer in obtaining Billing Services from Bell Atlantic, those Customers will be treated as single customer by Bell Atlantic to the extent described in Exhibit H of the Billing Agreement.

   6. Intermediary agrees that Bell Atlantic shall have the right to terminate this Blanket Agreement at any time upon the provision of thirty (30) days prior notice to Intermediary.

   7. Intermediary warrants and represents that the signatory of this Blanket Agreement is an official of the Intermediary authorized to legally bind Intermediary to the above stated representations and commitments.


               BELL ATLANTIC OPERATING
                 TELEPHONE COMPANIES              INTERMEDIARY


               -----------------------       -----------------------
                    (Signature)                    (Signature)

               -----------------------       -----------------------
                      (Name)                         (Name)

               -----------------------       -----------------------
                      (Title)                        (Title)

               -----------------------       -----------------------
                      (Date)                         (Date)

G-1                                                             7/15/93

                                   EXHIBIT G

                                   GLOSSARY

The following definitions are for informational purposes and are not to be considered legally binding:

Account Maintenance - Account Maintenance consists of the updating and retention
- -------------------
of all information needed for the billing of end users, either BOC or Customer. This information includes: end user name and address, credit history, account type, tax status, line information to generate toll guides, etc. The Agreement to provide Account Maintenance to the Customer does not constitute data elements necessary for the BOC to provide its services. Provision of any such data will be negotiated separately.

Adjustments - Adjustments are amounts which may be classified as follows:
- -----------

(1)  End User Adjustments - For each bill date, the BOC may add to/subtract from
     --------------------
     the Total Current Amount Billed the lawfully billed amounts which the BOC adds to/removes from the end user's balances due as specified by the Customer, per general inquiry instructions.

(2)  End User Disputed Amounts - For each bill day, the BOC may subtract from
     -------------------------
     the Current Amount Billed end user bill amounts which the BOC has recoursed to the Customer in conjunction with disputes between the Customer and the end user related specifically to Customer services, charges, taxes, or prior adjustments.

(3)  Special Settlement Adjustments - For each file receipt purchase, the BOC
     ------------------------------
     may add to/subtract from the Total Current Amount Billed Customer as a result of revenue and billing claims. This activity may or may not initiate end user billing activity.

G-2                                                               7/15/93
                                   GLOSSARY

Average Customer Payment Availability Period-(ACPAP) - The estimated number of
- ----------------------------------------------------
calendar days from the end of any billing period to the calendar day on which the Customer payment of the total balance due on average becomes available to the BOC at its banking institution.

Date of Claim - Date BOC receives sufficient documentation from the Customer to
- -------------
investigate the claim.

Date of Resolution - The date the Customer receives payment for the
- ------------------
disputed/claimed amount from the BOC.

Denial-of Service - Denial of Service consists of denying an end user's access
- -----------------
to the network, or a portion of the network.

Editing - Editing is the verification of the aggregated message data (resulting
- -------
from the assembly process) which ensures accordance with standard format.

EMI - Exchange Message Interface (EMI) is the industry standard format for the
- ---
exchange of message data between BOCS.

End User Bill Date - The date of the BOC end user bill, upon which recurring
- ------------------
and nonrecurring charges to the Customer are based.

End User Bill Format - End User Bill Format consists of the design of the
- --------------------
billing media in a manner that will convey to the end user the charges for telephone service (both BOC and Customer) in a clear and understandable format.

IC - A term used to denote an inter-exchange carrier.
- --
IXC - A term used to denote an inter-exchange carrier.
- ---

G-3                                                                      7/15/93
                                   GLOSSARY


Inquiries - Inquires consist of the communications, either written or oral,
- --------
concerning end user billing.

Master File Maintenance - Message Master File Maintenance consists of
- -----------------------
maintaining a file of all unbilled message details in line number order or account sequence. Message details within an account are also maintained in a predetermined sequence. Service order (guide) activity must be accounted for in master file maintenance. New installs, finals, and telephone number change will cause rearrangements of master file sequence. Additional information is also maintained to identify unique services/options to which the billing account subscribes.

Messages Distribution Interface - Message Distribution Interface consists of the
- -------------------------------
identification, formatting, packing, and invoicing of message data. It does not include transmission.

OPH - Operator Handled calls.
- ---

Payment and Remittance - Payment and Remittance Processing is a process by which
- ----------------------
payments are received and applied to the bill of Customers for services rendered.

Prebilling Message Investigation - Prebilling Message Investigation procedures
- --------------------------------
include:

(1) Checking all possible sources for service order work to establish billing for the number when no account is found in the Customer Record Information System (CRIS).

G-4                                                                      7/15/93

                                   GLOSSARY


(2) Comparing calls before connect or after disconnect dates to bills on the Business Office Support System (BOSS) when an account exists but message dates all outside the service period for that account. If like messages appear on the bill, the BOC will change the toll guide and attempt to post the messages for the next bill date.

(3)  Checking for wiring errors for direct dialed calls.

RAO - Revenue Accounting office
- ---

Rating - Rating of messages is the computing of applicable charges for each
- ------
message based on the Customer provided schedule of rates. Rating also includes the preparation of message detail information.

Service Order - A Service order authorizes the BOC to commence billing of
- -------------
Customer services under the terms of the Billing and Collection Agreement.

Standard Collection - The standard collection and treatment methods for
- -------------------
collecting payment, including, but not limited to, suspension and denial of service for delinquent accounts, and initiation of normal collection efforts, including legal action where deemed appropriate.

Statement of Amount Due BOC - The statement (or bill) sent to the Customer by
- ---------------------------
the BOC detailing the Amount Due BOC for Billing Services charges.

Treatment - Treatment encompasses all activities included in the collection of
- ---------
end user billed amounts.

G-5                                                                      7/15/93
                                   GLOSSARY


Uncollectible Bad Debt Allowance - Uncollectible Bad Debt Allowance is an amount
- --------------------------------
deducted from Total A/R Subject to Bad Debt to compensate for anticipated losses resulting from the failure of end users to pay for final bill amounts due.

Uncollectible Reserve Months - Average period for BOC between billing and final
- ----------------------------
uncollectible write-off.

Unbillable Revenue Resulting From Failure of BOC Subscribed Service As a
- -------------------------------------------------------------------
component of the possible Purchase of Accounts Receivable, these are the estimated revenues which cannot be billed to the end user because of a BOC malfunction in one or more of the Billing and Collection services it is providing for the Customer. To arrive at this component, the BOC will estimate the amount of Customer revenue that would have been billed to the end user had the message detail not been lost.

Unbillable Revenues Resulting From Failure of Other Than BOC Subscribed Services
- --------------------------------------------------------------------------------
- - A pre-billing message which has been determined to be unbillable due to any reason other than a malfunction in one or more of the Billing and Collection Services provided to the Customer.

USOCs - Identifies the Universal Service Order Code for the specific item of
- -----
equipment or service provided.

H-1                                                                      7/15/93


                                   EXHIBIT H

                              SUB-CARRIER LISTINGS

  For IC/OSPs that are functioning as "service bureaus" the detail of itemized call statement will be in a modified format to allow for identification of the Carrier for which the IC/OSP is acting as agent.

  The Sub-Carrier names will be displayed as a separate line in Billing Entity Code numeric order on the Detail of Itemized call pages, followed in date order by the call detail messages handled by that carrier. An example of how Sub-Carrier Listings are displayed on the end user's bill follows on the next page of this section.

  In order to provide the sub-Billing entity names, a four digit CIC/RAO code must be included in the Local Use field, character positions 168 to 171, of the EMI record. The first character will represent whether the code is an RAO (1) or a CIC (2). The code will be used to reference a local table of IC/OSP customer names (each individual IC, Independent or Reseller) for display on the bill pages.

  For example, "2358" in character positions 168 to 171 indicates an IC with a CIC code of 358. "1234" in character positions 168 to 171 indicates an Independent Company with an RAO of "234." This will eliminate potential problems if CIC code and RAO are the same.

  A complete table of names and corresponding CIC/RAO code for each of the Carriers that the IC/OSP bills for must be provided prior to implementation of billing for that IC/OSP. In addition, the IC/OSP must notify Bell Atlantic through the Open Billing request process, of additions and changes to carriers and corresponding CIC/RAO codes no later than thirty (30) days to sending messages for that carrier.

I-1                                                                      7/15/93


                                   EXHIBIT I
                       CHAPTER 64 OF BELL OF PENNSYLVANIA


Because this contract contains many referenceS to Chapter 64, this section has been added to provide the latest information Bell Atlantic has received regarding this subject.

These billing standards, applicable to Residence End User Billing in Pennsylvania, state that a Local Exchange Carriers (LEC) may provide Billing Services for Interexchange Carriers (ICs) if the LEC assumes responsibility for settling disputes involving accounts receivable which it purchases, and applies its deposit rules.

The Pennsylvania Public Utility Commission is conducting an investigation on the current handling of disputed IC charges when the IC's number is shown on the customer bill. The outcome of this investigation could require Bell of Pennsylvania's phone number in place of the IC's phone number on all residence customer bills. In essence, Bell of Pennsylvania would be performing the inquiry function for all residence billing including IC charges. There are several ICs which have not purchased inquiry that are expected to continue to appeal any unfavorable decisions in this area.

J-1                                                                      7/15/93

                                   EXHIBIT J

                ACCOUNT INFORMATION FOR FRAUD PREVENTION SERVICE


  This Agreement is made by and between Bell Atlantic Network Service, Inc., on behalf of itself and each of its affiliated operating telephone companies, (hereafter, collectively and individually "Bell Atlantic") and
                     (hereafter "Customer") effective                     .
- --------------------                                  --------------------
                                   BACKGROUND

  Bell Atlantic and Customer are parties to an agreement for billing and collection services, as amended (the "Billing and Collection Agreement") , pursuant to which Bell Atlantic provides such services to Customer. Among other things, that agreement provides for the allocation of uncollectible amounts resulting from use of the Customer's interexchange services. The parties are desirous of implementing a program to reduce the overall level of fraud adversely affecting the Billing and Collection Agreement.

  NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the Parties agree to the following terms and conditions.

  1.   INTEGRATION
       -----------

       This Agreement is appended to the Billing and Collection Agreement. To the extent not otherwise inconsistent with the terms of this Agreement, and to the extent applicable, the terms and conditions of the Billing and Collection Agreement. Not withstanding Section III of the Billing and Collection Agreement, the terms of this Agreement shall prevail.

2.     SERVICE DESCRIPTION
       -------------------

       The Account Information for Fraud Prevention Service (hereafter "Service") is offered in conjunction with the billing services provided by Bell Atlantic. Refer to Attachment 1 for a description of the service under the Billing and Collection Agreement.

J-2                                                                      7/15/93

3.   TERM OF THE AGREEMENT
     ---------------------

     a. The term of this Agreement shall commence on the effective date set forth above and shall continue in effect until terminated as provided herein, or until the expiration, cancellation, or termination of the Billing and Collection Agreement, which ever occurs first.

     b. Either Party may terminate this Agreement by giving the other Party at least thirty days advance written notice of such termination.

4.   COMPENSATION
     ------------

     a. In consideration of the services to be provided by Bell Atlantic hereunder, Customer shall pay to Bell Atlantic a monthly fee of Five Hundred Dollars ($500) for each Bell Operating Company (BOC) in the Bell Atlantic region, equating to a total monthly fee of Fifteen Hundred Dollars ($1500), or a usage fee of Two Dollars ($2.00) per account query.

     b. The monthly fee for each BOC shall be included in the invoice rendered under the Billing and collection Agreement by the representative operating company, based on the location of the end user account that is being queried (i. e. - Bell of Pennsylvania for Pennsylvania and Delaware, C&P of Maryland for C&P of Washington, Maryland, Virginia and West Virginia, and New Jersey Bell for New Jersey). Terms pertaining to the payment of such invoices shall be as provided in the Billing and collections Agreement.

     c. The usage fee for each account queried shall be included in the invoice rendered under the Billing and Collection Agreement by the operating telephone company, based on the location of the end user's account that is being queried. Terms pertaining to the payment of such invoices shall be as provided in the Billing and collections Agreement.

J-3                                                                      7/15/93

     d. The monthly fee stated in paragraph a. above is based on the estimated usage of the Customer as determined by Customer's annual number of bills rendered and trial statistics. Should the number of calls made by Customer to the IPOC increases significantly, Bell Atlantic may increase the monthly fee for each BOC proportionately by giving thirty
          (30) days written notice to Customer.

5.   RESTRICTIONS ON USE OF INFORMATION
     -----------------------------------

     a. The information provided Customer under this Agreement is the proprietary unpublished copyrighted information of Bell Atlantic. Nothing in the Agreement will be deemed to convey to Customer an ownership interest in or title to the information. Customer may utilize the information only for fraud prevention and investigation and for collection of accounts due (to the extent Customer is permitted to engage in collection activities under the Billing and Collection Agreement). Customer may not reproduce the information in any form, or use the information provided for any other purpose. The information shall be destroyed upon the termination, cancellation or expiration of this Agreement.

     b. Customer agrees to safeguard the information provided and prevent its unauthorized disclosure. Customer agrees to limit access to the information provided hereunder to those Customer employees in its Fraud investigation and Customer Services organizations with a need to know.

     c. Bell Atlantic will issue a unique password to Customer upon signing of this agreement. Customer shall be solely responsible for safeguarding the password, and must take appropriate steps to protect the use of this password. Customer agrees to limit access to the password to those individuals in their respective Fraud Investigation and Customer Service Center organizations with a need for such access.

J-4                                                                     7/15/93

     d. In addition to all other rights or remedies provided in law, equity, or otherwise, Bell Atlantic reserves the right to terminate this Agreement immediately if Customer fails to comply with the provisions regarding use of the information.

6.   LIMITATIONS OF LIABILITY
     ------------------------

     BELL ATLANTIC MAKES NO WARRANTY, EXPRESSED OR IMPLIED, OF ANY NATURE WHATSOEVER WITH RESPECT TO THE SERVICE OR ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BELL ATLANTIC WILL NOT BE LIABLE FOR ANY LOSS, COST CLAIM, INJURY, LIABILITY, OR EXPENSE RELATED TO, OR ARISING OUT OF THE SERVICE, INCLUDING BUT NOT LIMITED TO SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, WHETHER SUCH CLAIM IS BASED IN CONTRACT, TORT, OR OTHERWISE.


     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                         (Company Name)
                                         --------------

                            By:       Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------
                                      Date:
                                           ------------------------------------


                                         BELL ATLANTIC NETWORK SERVICES, INC.
                                         ------------------------------------


                            By:       Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------
                                      Date:
                                           ------------------------------------

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